UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Explanatory Note

This amended and restated Annual Report (originally filed with the SEC on Form N-CSR on October 31, 2014) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2014

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Index Definitions	6

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	42

Financial Statements	58

Financial Highlights	64

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	91

Other Information	92

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

The Goldman Sachs Small/Mid Cap Value Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities advanced for the 12 months ended August 31, 2014 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 25.25%, rising in all but two months during the Reporting Period and making record highs through August 2014 when it broke through the 2000 milestone for the first time. The Russell 3000® Index generated a return of 24.74%.

The U.S. equity market enjoyed four consecutive months of gains from September through December 2013. The S&P 500 Index made record highs in December 2013, as the U.S. Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third quarter of 2013 to an annualized pace of 4.1%, the fastest rate in two years. Importantly, stronger consumption accounted for most of the upward revision.

U.S. equities, along with global developed market equities broadly, stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, developed market equities, including those of the U.S., snapped back in February 2014. Indeed, the S&P 500 Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth, even though overall management guidance for 2014 was less optimistic than consensus. Underlying economic activity during the first quarter of 2014 was mixed, though severe winter weather was partially to blame. A downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

U.S. equities continued to make fresh highs through the second quarter of 2014 amidst notably low volatility despite mixed economic data. First quarter 2014 GDP was revised down to a contraction of 2.9% before later being adjusted to a contraction of 2.1%, largely due to disruption from severe winter weather. However, other indicators suggested the economy was improving. U.S. non-farm payrolls, for example, added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”) rose to 56.4 from 55.4 in April 2014, showing the strongest reading in the preceding three months.

July 2014 was another good month for U.S. equities—until the last day. The initial second quarter 2014 GDP report showed a 4.0% gain, which more than negated the first quarter of 2014’s decline. Geopolitical issues dominated—from Ukraine to the Middle East to Argentina and Portugal. All of these geopolitical worries seemed to come together on the last trading day of the month, when the S&P 500 Index declined 2.0%, the worst performance since April 2014. However, even as geopolitical issues continued to dominate the news in August 2014, such events were seen as distant, and U.S. equities resumed their gains during the month. Indeed, in light trading, the S&P 500 Index posted five new closing highs in August 2014, closing the month at an all-time high and its 32nd closing high of 2014 year-to-date. Fundamentals helped support the U.S. equity market, especially earnings, which generally came in ahead of estimates. Also, the second update for U.S. second quarter GDP increased the rate to 4.2%, annualized, from 4.0%.

For the Reporting Period overall, large-cap companies and mid-cap companies performed best and nearly in line with each other. While generating solid double-digit positive returns, small-cap stocks followed at some distance. Growth stocks outpaced value stocks within the large-cap segment, but value stocks performed better than growth stocks in the mid-cap and

MARKET REVIEW

small-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) Within the S&P 500 Index, all ten sectors posted double-digit gains during the Reporting Period, led by particularly strong returns in the information technology and health care sectors, which benefited from robust merger and acquisition activity. The telecommunication services, consumer staples and utilities sectors, traditionally considered more defensive, underperformed the broader market the most.

Looking Ahead

At the end of the Reporting Period, we believed U.S. equities had further upside potential should the U.S. economy accelerate and should real earnings growth serve as a fundamental driver of performance going forward. We believed that U.S. corporate fundamentals were strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets and believe there are ample tailwinds, including the strengthening U.S. housing and employment markets, which could continue to provide a favorable backdrop for equities.

Looking forward, we believe that, should the U.S. economy continue to improve, companies can reinvest for future growth by increasing capital expenditures, research and development and hiring and through merger and acquisition activity, rather than keeping excess cash on balance sheets. From a valuation perspective, we believe U.S. equities remain reasonably valued relative to history and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as areas of the market become fully valued.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds own, and we believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies, such as innovators with differentiated products, companies with low cost structures, or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in seeking to identify companies with strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

Index Definition

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total net assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 22.27%, 21.33%, 21.32%, 22.73%, 22.12%, 22.58% and 21.94%, respectively. These returns compare to the 24.43% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was weak stock selection in the information technology, materials and consumer discretionary sectors.
Effective stock selection in the energy, industrials and consumer staples sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global semiconductor company Altera, domestic packaged foods supplier ConAgra Foods and global chemicals company Eastman Chemical.

Altera serves customers within the telecommunication services and wireless, industrial automation, military and automotive, networking, computer and storage and other vertical markets. (A vertical market is a group of companies that serve each other’s specialized needs and that do not serve a broader market. A vertical market is tightly focused on meeting the needs of one specific industry. A horizontal market, by comparison, is able to sell its goods and services in more than one industry, and is therefore focused on a wider range of business segments.) Shares of Altera declined after the company missed expectations due to weak demand and market share loss. At the end of the Reporting Period, it was our view that Altera’s product scope, end market differentiation and valuation no longer provided an attractive level of upside potential in comparison to other names within the information technology sector. We therefore exited the position in favor of names that had what we considered to be a more attractive risk/reward profile.

Shares of ConAgra Foods, a new position for the Fund during the Reporting Period, declined after the company

PORTFOLIO RESULTS

reported disappointing fourth quarter 2013 results and its management lowered its full year 2014 earnings outlook, driven by broad- based weakness throughout its business. In our view, the stock has underperformed because execution has not been great, and it has taken longer to integrate its acquisition of Ralcorp than many had anticipated. Still, at the end of the Reporting Period, we believed in the original synergies targets and thus maintained the Fund’s position in ConAgra Foods.

Eastman Chemical produces a broad range of advanced materials, additives and functional products, specialty chemicals and fibers found in everyday products. Eastman Chemical underperformed during the Reporting Period due to earnings headwinds in 2013 and 2014 in its adhesives, propane and cigarette filter businesses. In turn, uncertainty among investors arose about Eastman Chemical’s strategy to diversify into specialty chemicals. At the end of the Reporting Period, we believed the company’s strategy to diversify into specialty chemicals should reduce earnings cyclicality and drive more profitable growth, and we maintained our view that the company was undervalued.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in medical device manufacturer Covidien, grocery chain Kroger and industrial conglomerate Textron.

Shares of Covidien rose sharply after Medtronic, a fellow medical device manufacturer, agreed to acquire the company for approximately a 29% premium, through a combination of stock and cash in a deal valued at approximately $43 billion, with an expected closing by year-end 2014. We believe the acquisition can potentially provide Medtronic with improved revenue growth, earnings per share accretion from cost synergies, improved free cash flow flexibility and increased return on invested capital. In the meantime, at the end of the Reporting Period, we expected Covidien to potentially benefit from an increase in overall health care spending along with a ramp up in medical device utilization as reimbursement and regulatory uncertainties subside. However, in light of Covidien’s outperformance, we trimmed the Fund’s position in its stock.

Kroger is currently the largest grocery chain in the U.S. with the majority of its stores located in the west and south. In the first quarter of 2014, its shares rose as the firm completed its merger with Harris Teeter Supermarkets and reported positive fourth quarter 2013 results driven primarily by strong execution. Its same-store sales were better than expected in a rather challenging consumer environment. The grocery store chain beat first quarter 2014 expectations and raised its full year 2014 guidance beyond consensus expectations, which helped drive shares higher. Kroger was also able to gain additional market share from its peers. In our view, Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized. We believe its margins may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Textron’s businesses include global brands, such as Cessna and Bell Helicopter. Its shares performed well, as the business jet market improved and the company announced it had agreed to acquire Beechcraft, a business aircraft manufacturer. We believe the deal has enhanced Textron’s competitive positioning at a time when the industry backdrop seems to be improving after a prolonged period of weakness in the business jet market. We sold the Fund’s position in Textron, taking profits, because the shares had performed well and reached our target price.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Verizon Communications, one of the largest telecommunications services providers in the U.S. In our view, its shares were depressed due to technical selling, or selling based on non-fundamental factors, despite an attractive value offer. We believe the company has some of the best assets in the industry and are positive on the potential for top-line revenue and earnings growth going forward.

We established a Fund position in The Gap, an apparel retail company with an accelerating e-commerce business. In our view, The Gap is a high quality company led by a strong management team. We also believe the company’s shares did not fully reflect, at the time of purchase, recent structural

PORTFOLIO RESULTS

improvements that have put the business, in our view, in a position to accelerate growth domestically and expand its international presence. Additionally, we believe the retailer has an opportunity to expand margins as it executes on its supply chain and sourcing initiatives. We further believe the company should remain in a position to increase shareholder value through significant share repurchase activity given its cash flow profile.

Conversely, in addition to the sale of Altera, already mentioned, we sold the Fund’s position in SLM, better known as Sallie Mae. Early in the second quarter of 2014, SLM spun off Navient, its education loan management business. Following this split, we felt it no longer made sense for SLM to remain in the Fund’s portfolio given SLM’s then smaller market capitalization.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer discretionary, energy, health care and telecommunication services increased. The Fund’s exposure to consumer staples and materials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, consumer staples, utilities and financials and was rather neutrally weighted to the Russell Index in energy, industrials, information technology and telecommunication services.

FUND BASICS

Growth and Income Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	22.27%	24.43%
Class B	21.33	24.43
Class C	21.32	24.43
Institutional	22.73	24.43
Service	22.12	24.43
Class IR	22.58	24.43
Class R	21.94	24.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	16.28%	14.76%	6.05%	7.11%	2/5/93
Class B	17.14	14.98	5.99	5.54	5/1/96
Class C	21.15	15.22	5.85	3.02	8/15/97
Institutional	23.52	16.52	7.06	6.23	6/3/96
Service	22.94	15.96	6.54	5.79	3/6/96
Class IR	23.37	16.38	N/A	4.64	11/30/07
Class R	22.75	15.80	N/A	4.13	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.25%
Class B	1.92	2.00
Class C	1.92	2.00
Institutional	0.77	0.85
Service	1.27	1.35
Class IR	0.92	1.02
Class R	1.42	1.50

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.1%	Industrial Conglomerates
Exxon Mobil Corp.	5.0	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	4.0	Commercial Banks
Pfizer, Inc.	3.9	Pharmaceuticals
Devon Energy Corp.	3.2	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	3.1	Pharmaceuticals
American International Group, Inc.	2.8	Insurance
Eli Lilly & Co.	2.5	Pharmaceuticals
Verizon Communications, Inc.	2.4	Diversified Telecommunication Services
Bank of America Corp.	2.4	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	22.27%	14.17%	6.85%	7.44%
Including sales charges	15.56%	12.88%	6.24%	7.16%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	21.33%	13.32%	6.20%	5.61%
Including contingent deferred sales charges	16.30%	13.07%	6.20%	5.61%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	21.32%	13.32%	6.05%	3.11%
Including contingent deferred sales charges	20.31%	13.32%	6.05%	3.11%

Institutional Class (Commenced June 3, 1996)	22.73%	14.62%	7.26%	6.30%

Service Class (Commenced March 6, 1996)	22.12%	14.06%	6.74%	5.85%

Class IR (Commenced November 30, 2007)	22.58%	14.46%	N/A	4.85%

Class R (Commenced November 30, 2007)	21.94%	13.89%	N/A	4.34%

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its total net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 23.62%, 22.68%, 22.73%, 24.15%, 23.53%, 23.93% and 23.33%, respectively. These returns compare to the 24.43% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were information technology, health care and materials, where stock selection was comparatively weak. Effective stock selection in the consumer staples, energy and industrials sectors helped the Fund’s relative results most.
Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, diversified financial institution Citigroup and oil and gas exploration production company Southwestern Energy.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

A disappointing fourth quarter 2013 earnings report led to weakness in January 2014 for Citigroup. Shares of Citigroup

PORTFOLIO RESULTS

then traded lower in late March 2014 after the Federal Reserve (the “Fed”) rejected its capital return plan. We believe Citigroup would be one of the best capitalized banks in a stressful economic scenario, however the Fed cited qualitative concerns, in particular a lack of progress in making improvements to the bank’s capital planning processes, as reasons for the rejection. Citigroup’s shares subsequently rallied following better than expected second quarter 2014 earnings and the announcement of a deal with the Department of Justice to settle an investigation into crisis-era mortgages.

Southwestern Energy was a top detractor from the Fund’s results during the Reporting Period. Southwestern Energy reported second quarter 2014 earnings that were in line with expectations, and the company also raised its full year production outlook for 2014. However, weaker natural gas prices and concerns about pricing differentials resulted in its shares declining. At the end of the Reporting Period, we believed Southwestern Energy had an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and we were positive on the company’s operation leverage to higher natural gas prices. In addition, we were encouraged by its management team’s commitment to disciplined growth, cost reductions and shareholder returns.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Keurig Green Mountain, medical device manufacturer Covidien and grocery chain Kroger.

Shares of Keurig Green Mountain, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team.
Shares of Covidien rose sharply after Medtronic, a fellow medical device manufacturer, agreed to acquire the company for approximately a 29% premium, through a combination of stock and cash in a deal valued at approximately $43 billion, with an expected closing by year-end 2014. We believe the acquisition can potentially provide Medtronic with improved revenue growth, earnings per share accretion from approximately $850 million in cost synergies, improved free cash flow flexibility and increased return on invested capital. In the meantime, at the end of the Reporting Period, we expected Covidien to potentially benefit from an increase in overall health care spending along with a ramp up in medical device utilization as reimbursement and regulatory uncertainties subside. However, in light of Covidien’s outperformance, we trimmed the Fund’s position in its stock.

Kroger is currently the largest grocery chain in the U.S. with the majority of its stores located in the west and south. In the first quarter of 2014, its shares rose as the firm completed its merger with Harris Teeter Supermarkets and reported positive fourth quarter 2013 results driven primarily by strong execution. Its same-store sales were better than expected in a rather challenging consumer environment. The grocery store chain beat first quarter 2014 expectations and raised its full year 2014 guidance beyond consensus expectations, which helped drive shares higher. Kroger was also able to gain additional market share from its peers. In our view, Kroger has consistently been able to gain market share, driven by a focus on low prices, high convenience and healthy choices. At the end of the Reporting Period, its margins appeared to have stabilized. We believe its margins may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share over the next two to three years. Further industry consolidation could be beneficial for the company due to its strong market share and stable cash flows.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Intel, a manufacturer of computer components and related products. In our view, an increase in global information technology spending by

PORTFOLIO RESULTS

corporations may well benefit Intel. We believe the company was attractively valued at the time of purchase relative to other companies within the information technology sector and that its new management team is likely to continue to add value to shareholders.

We established a Fund position in Medtronic, a medical device company that manufactures and sells cardiac, vascular and restorative therapy related products. Prior to the company’s announced acquisition of Covidien, mentioned earlier, we initiated a position in Medtronic when we believed its shares were undervalued and did not fully reflect the company’s opportunities for improved revenue growth, driven by new product introductions, as well as the potential for strengthened margins. Following the acquisition announcement, we continued to view Medtronic favorably, as we are positive on the company’s potential for strengthened revenue growth, earnings accretion driven by substantial cost synergies, improved free cash flow flexibility and higher returns on invested capital. In addition, we believe the potential combined entity’s increasingly diversified business could benefit from the growth of overall health care spending along with an expansion in medical device utilization as reimbursement and regulatory uncertainties subside.

Conversely, we sold the Fund’s position in SLM, better known as Sallie Mae. Early in the second quarter of 2014, SLM spun off Navient, its education loan management business. Following this split, we felt it no longer made sense for SLM to remain in the Fund’s portfolio given SLM’s then smaller market capitalization.

We exited the Fund’s position in Apple. There were several factors involved in our decision to sell Apple. First, the stock’s outperformance since we initiated the position led us to believe the valuation discrepancy was largely played out. Second, we wanted to pursue what we considered to be other attractive opportunities within the information technology sector. Finally, Apple left the Russell Index as of June 30, 2014.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in consumer discretionary and telecommunication services increased. The Fund’s exposure to information technology and materials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities, materials and energy and was rather neutrally weighted to the Russell Index in consumer staples, health care, industrials and telecommunication services.

FUND BASICS

Large Cap Value Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	23.62%	24.43%
Class B	22.68	24.43
Class C	22.73	24.43
Institutional	24.15	24.43
Service	23.53	24.43
Class IR	23.93	24.43
Class R	23.33	24.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	18.39%	15.14%	6.57%	5.93%	12/15/99
Class B	19.33	15.37	6.53	5.89	12/15/99
Class C	23.32	15.59	6.37	5.54	12/15/99
Institutional	25.77	16.91	7.60	6.75	12/15/99
Service	25.14	16.33	7.07	6.26	12/15/99
Class IR	25.64	16.74	N/A	5.42	11/30/07
Class R	24.94	16.18	N/A	4.92	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.19%
Class B	1.91	1.94
Class C	1.91	1.94
Institutional	0.76	0.79
Service	1.26	1.29
Class IR	0.91	0.94
Class R	1.41	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.8%	Industrial Conglomerates
Exxon Mobil Corp.	4.6	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.5	Pharmaceuticals
Bank of America Corp.	3.4	Commercial Banks
JPMorgan Chase & Co.	3.3	Commercial Banks
American International Group, Inc.	3.0	Insurance
Devon Energy Corp.	3.0	Oil, Gas & Consumable Fuels
EMC Corp.	2.5	Computers & Peripherals
Medtronic, Inc.	2.5	Health Care Equipment & Supplies
Apache Corp.	2.4	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	23.62%	14.55%	7.47%	6.41%
Including sales charges	16.79%	13.26%	6.87%	6.00%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	22.68%	13.67%	6.85%	5.97%
Including contingent deferred sales charges	17.68%	13.43%	6.85%	5.97%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	22.73%	13.70%	6.68%	5.61%
Including contingent deferred sales charges	21.73%	13.70%	6.68%	5.61%

Institutional Class (Commenced December 15, 1999)	24.15%	14.99%	7.91%	6.82%

Service Class (Commenced December 15, 1999)	23.53%	14.44%	7.38%	6.33%

Class IR (Commenced November 30, 2007)	23.93%	14.82%	N/A	5.60%

Class R (Commenced November 30, 2007)	23.33%	14.27%	N/A	5.10%

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 24.77%, 23.83%, 23.81%, 25.25%, 24.63%, 25.07% and 24.44%, respectively. These returns compare to the 27.20% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the information technology, industrials and health care sectors. Effective stock selection in the consumer staples, energy and financials sectors helped the Fund’s relative results most.
Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in aerospace company Triumph Group, global clothing manufacturer PVH and storage and data management solutions provider NetApp.

Shares of Triumph Group traded lower in January 2014 after the company reported weaker than expected fourth quarter 2013 results and conservative forward looking earnings estimates. Its management cited additional charges to the 747-8 program and weakness in military spending behind its forward looking guidance. Shares also seemed to trade lower during February 2014 after Triumph Group announced the election of a new chief financial officer, who reiterated conservative 2015 guidance. Triumph Group also increased its share repurchase program at the end of February, although we believe additional shareholder friendly actions remain a potential catalyst for the stock. In May 2014, the company’s shares rebounded somewhat, as the company reported fiscal fourth quarter results, including earnings, that exceeded consensus estimates in part due to improved margins in its aerospace unit. In addition, the company revealed it had repurchased shares during the second calendar quarter, while

PORTFOLIO RESULTS

also announcing an increase to its share buyback authorization. At the end of the Reporting Period, we remained positive regarding the company management’s ability to meet expectations, stabilize recent production issues and further strengthen its margins.

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Shares of NetApp fell in February 2014 after the company reported third quarter 2013 results that beat on earnings per share expectations but were weak on revenues. Year over year revenue was slightly lower due to a decline in revenue from NetApp’s original equipment manufacturer (“OEM”) segment in a challenged information technology spending environment. Its shares also traded lower after announcing plans to cut 600 jobs, or approximately 6% of its work force, in late March 2014. Its shares continued to trend downward in the second quarter of 2014. However, in May 2014, its management accelerated its buyback program by one year and raised the company’s dividend. In late June 2014, shares of NetApp rose as rumors surfaced of the company being a potential takeover candidate. At the end of the Reporting Period, we believed NetApp was an inexpensive stock with margin leverage and a management team aggressively returning capital.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Keurig Green Mountain, oil and gas exploration and production company Cimarex Energy and hospitals and related health care facilities owner and operator Tenet Healthcare.

Shares of Keurig Green Mountain, bought and sold in the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team, but given its strong performance, we opted to take profits and redeploy the proceeds elsewhere.

Shares of Cimarex Energy performed well, as volumes came in line with expectations and operation success drove results. Investors were impressed with new well results that confirmed the thesis of an organically expanding resource base. Cimarex Energy also rallied on strong first quarter 2014 earnings, supported by significant production growth while also raising its 2014 production guidance well above consensus estimates. Further, the company announced a purchase and sale agreement to acquire oil and gas assets in the Cana-Woodford shale region in western Oklahoma, which was received positively by investors. At the end of the Reporting Period, it was our view that the company’s stock was trading at an attractive valuation, and we believed technological improvements could lead to increased productivity while also strengthening its capital position.

Tenet Healthcare performed well, largely on announcements that it had reached a non-binding letter of intent with Ascension Health and Dignity Health to create a joint venture to own and operate Carondelet Health Network of Tucson, Arizona. The proposed venture is structured such that Tenet Healthcare would hold a majority stake and manage the Carondelet Health Network assets, while Ascension Health and Dignity Health would hold minority stakes. Tenet Healthcare’s stock also benefited from a competitor’s earnings results. LifePoint Hospitals, also a health care services company, reported earnings that surpassed consensus estimates while raising its full year

PORTFOLIO RESULTS

outlook. The results were driven largely by benefits reaped from the Affordable Care Act. LifePoint Hospitals’ earnings had a ripple effect on Tenet Healthcare’s stock, causing a jump in share price. Tenet Healthcare also announced a multi-year contract extension with Humana during the Reporting Period. The contract ensures Humana members continued in-network access to Tenet Healthcare’s suite of hospitals, outpatient centers and physicians. The extension was viewed positively by investors, as its shares rose following the announcement.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Cigna, a health insurance provider, which had lagged its peers at the time of purchase. However, in our view, the company was performing well, and we were positive on its future capital deployment potential. We also see potential upside in the company’s Medicare Advantage opportunity. As the private exchange trajectory moderates from high expectations, we believe shares of Cigna may well trade in line with its peers.

We established a Fund position in Fifth Third Bancorp based upon improving returns and what we considered to be an attractive valuation relative to its peers in the banking industry. We believe the company can continue to improve return on assets and return on equity should it improve efficiency and shed legacy costs as we anticipate. In our view, Fifth Third Bancorp’s ability to benefit from eventual rising interest rates may be underappreciated by the broad market.

Conversely, we sold the Fund’s position in Pioneer Natural Resources, an independent oil and gas exploration and production company focused on onshore U.S. properties, primarily in the Permian and Eagle Ford basins. We exited the Fund’s position because the company’s market capitalization and valuation became less attractive to us. Although we are confident in the long-term story for Pioneer Natural Resources, we saw what we believed to be greater upside potential in other names.
We exited the Fund’s position in health care insurance company Humana because its stock reached our base case price target and our upside case had what we believed to be greater risk. The company expanded into the new public healthcare exchange in a more material way than we had anticipated, which we believe could consume a large amount of capital in the near future. Ultimately, we sold the Fund’s position in Humana in favor of other names with what we believed to have greater risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in industrials increased as did its position in cash. The Fund’s exposure to the financials and information technology sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the industrials, consumer discretionary, energy, consumer staples and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials and utilities and was rather neutrally weighted to the Russell Index in information technology and materials. The Fund had no allocation to telecommunication services at the end of August 2014.

FUND BASICS

Mid Cap Value Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	24.77%	27.20%
Class B	23.83	27.20
Class C	23.81	27.20
Institutional	25.25	27.20
Service	24.63	27.20
Class IR	25.07	27.20
Class R	24.44	27.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	17.88%	18.64%	9.05%	9.26%	8/15/97
Class B	17.94	18.86	9.00	9.25	8/15/97
Class C	22.64	19.09	8.85	8.82	8/15/97
Institutional	25.24	20.47	10.11	12.02	8/1/95
Service	24.63	19.88	9.56	9.66	7/18/97
Class IR	25.08	20.29	N/A	8.38	11/30/07
Class R	24.45	19.70	N/A	18.06	1/6/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.14%
Class B	1.89	1.89
Class C	1.89	1.89
Institutional	0.74	0.74
Service	1.24	1.24
Class IR	0.89	0.89
Class R	1.39	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Cigna Corp.	2.4%	Health Care Providers & Services
Lincoln National Corp.	1.8	Insurance
Principal Financial Group, Inc.	1.8	Insurance
Fifth Third Bancorp	1.7	Commercial Banks
Invesco Ltd.	1.6	Capital Markets
M&T Bank Corp.	1.6	Commercial Banks
Triumph Group, Inc.	1.6	Aerospace & Defense
Agilent Technologies, Inc.	1.5	Life Sciences Tools & Services
Cardinal Health, Inc.	1.5	Health Care Providers & Services
The Gap, Inc.	1.5	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	24.77%	17.58%	10.20%	9.68%
Including sales charges	17.91%	16.26%	9.58%	9.32%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.83%	16.70%	9.54%	9.31%
Including contingent deferred sales charges	17.95%	16.44%	9.54%	9.31%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	23.81%	16.70%	9.37%	8.88%
Including contingent deferred sales charges	22.63%	16.70%	9.37%	8.88%

Institutional Class (Commenced August 1, 1995)	25.25%	18.05%	10.64%	12.05%

Service Class (Commenced July 18, 1997)	24.63%	17.47%	10.09%	9.72%

Class IR (Commenced November 30, 2007)	25.07%	17.87%	N/A	8.56%

Class R (Commenced January 6, 2009)	24.44%	17.29%	N/A	17.98%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 20.72%, 19.85%, 19.85%, 21.22%, 20.62%, 21.05% and 20.44%, respectively. These returns compare to the 18.10% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the consumer discretionary, energy and health care sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in PolyOne, a provider of specialized polymer materials; Exact Sciences, focused on developing and commercializing a non-invasive molecular screening test for the early detection and prevention of colorectal cancer; and Susser Holdings, a convenience store operator.

Shares of PolyOne rose gradually throughout the second quarter of 2014, as investors appeared encouraged by better than expected first quarter 2014 results, highlighted by significant revenue growth and synergies related to the company’s recent acquisition of plastics producer Spartech. Overall, we view PolyOne’s transition from commodity to specialty chemicals and polymers producer favorably. At the end of the Reporting Period, we believed the company was well positioned to potentially benefit should the U.S. and European economies continue to recover. In addition, we were positive on the potential for margin expansion, driven by operational efficiencies, supply chain improvements and revenue growth from the company’s higher margin product offerings.

Shares of Exact Sciences increased during the Reporting Period, largely on the back of a unanimous Food and Drug Administration (“FDA”) vote in support of the safety and efficacy of Cologuard for use in detection of colorectal

PORTFOLIO RESULTS

cancer. The FDA panel’s approval was primarily based on data from trials, which showed Cologuard had significantly greater sensitivity for undiagnosed colon cancer as compared with fecal immunochemical testing (“FIT”). At the end of the Reporting Period, we believed Cologuard would be able to take a meaningful share of the multi-billion dollar market potential of colorectal cancer testing.

In late April 2014, shares of Susser Holdings rose sharply after Energy Transfer Partners, L.P., a master limited partnership (“MLP”) that owns and operates a diverse portfolio of energy assets, announced plans to acquire Susser Holdings at a significant premium to the stock’s pre-announcement trading range. In our view, the transaction is attractive from Energy Transfer Partners, L.P.’s perspective, as it has the potential to both increase the valuation of its current convenience-store operations, while meaningfully expanding the company’s retail presence in areas of Texas experiencing strong economic growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent energy exploration and production company Rex Energy, specialty pharmaceuticals company Infinity Pharmaceuticals and health and wellness store operator GNC Holdings.

Rex Energy reported fourth quarter earnings below consensus estimates. The company reported a $30 million impairment related to the Illinois Basin exploration program and higher finding and development costs in Illinois, which led to the miss. Rex Energy also provided weaker than expected production guidance for the first quarter of 2014, while stating subsequent quarters in 2014 would likely provide stronger growth to allow the company to reach full year targets. In April 2014, Rex Energy reported a strong first quarter 2014, with earnings per share well ahead of consensus. The beat was led by better than expected production, strong natural gas pricing and limited expenses. Despite the strong earnings results, its shares fell in May and June 2014, as high storage volumes put downward pressure on natural gas prices. At the end of the Reporting Period, we believed Rex Energy was well positioned in areas that could experience significant production growth going forward, and we were positive on its management’s focus on improving the company’s operational performance.

Infinity Pharmaceuticals was a top detractor from the Fund’s results during the Reporting Period. Shares of Infinity Pharmaceuticals, a company focused on drug discovery and development, were weaker as competitors were able to bring their drugs to market more quickly than expected. Additionally, its shares declined due to negative investor sentiment toward the biotechnology industry broadly during the last quarter of 2013. At the end of the Reporting Period, we remained constructive on a number of the company’s drug candidates as well as on its potential to take meaningful market share in the years ahead. We also believed positive research updates could drive its shares to trade higher.

Negative investor sentiment and weak sales sent shares of GNC Holdings down during the Reporting Period. Severe winter weather, significant negative media and year over year sales hurdles in the third-party diet and pre-workout categories caused GNC Holdings’ first quarter 2014 results to miss estimates. Its management also reduced full year guidance. Promotional activity notably increased, an indication the company may be struggling to meet sales goals. Investors also became concerned about GNC Holdings’ market position after the acquisition of Vitacost. com by Kroger. At the end of the Reporting Period, however, we continued to view GNC Holdings as a long-term category winner with a strong management team.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in RSP Permian, a Texas-based oil and gas exploration and production company. We believe the company’s acreage, specifically in the Wolfcamp and Spraberry shales of the Permian Basin, is high quality. We are also encouraged by its management team’s previous experience in creating shareholder value with other companies focused in the Permian Basin. Additionally, we are positive on its management’s opportunity to strengthen returns by both improving well productivity and decreasing expenses.

We established a Fund position in Chesapeake Lodging Trust, a real estate investment trust. In our view, the company’s assets are located in high quality and proven locations, which we believe should consistently drive demand. In addition, we believe Chesapeake Lodging Trust’s balance sheet is likely

PORTFOLIO RESULTS

to provide its management with the potential opportunity to execute value-enhancing transactions and expand the company’s footprint. The company is leveraged to an improving economy, which should help in a rising interest rate environment compared to long-lease real estate sectors.

Conversely, we exited the Fund’s position in Diamondback Energy, an independent oil and natural gas company focused on exploration and production in West Texas. The company has posted impressive well results since its initial public offering in 2012 and was a top contributor to the Fund’s results in 2013. We sold the Fund’s position in Diamondback Energy, taking profits, as its stock price became fairly valued versus our price target, in our view.

We exited the Fund’s position in technology services firm PerkinElmer because there were minor execution missteps relative to our expectations, and the stock was close to our original price target.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the benchmark index in information technology and materials modestly increased. The Fund’s exposure to the financials sector decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund was overweighted in materials and underweighted in financials and consumer discretionary relative to the Russell Index. The Fund was rather neutrally weighted to the other seven sectors in the Russell Index at the end of August 2014.

FUND BASICS

Small Cap Value Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	20.72%	18.10%
Class B	19.85	18.10
Class C	19.85	18.10
Institutional	21.22	18.10
Service	20.62	18.10
Class IR	21.05	18.10
Class R	20.44	18.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.36%	20.70%	9.34%	11.04%	10/22/92
Class B	19.82	20.94	9.30	10.28	5/1/96
Class C	24.26	21.15	9.15	9.16	8/15/97
Institutional	26.84	22.57	10.41	10.43	8/15/97
Service	26.22	21.97	9.86	9.88	8/15/97
Class IR	26.64	22.37	N/A	11.07	11/30/07
Class R	26.02	21.78	N/A	10.53	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.42%
Class B	2.13	2.17
Class C	2.13	2.17
Institutional	0.98	1.02
Service	1.48	1.52
Class IR	1.13	1.17
Class R	1.63	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Esterline Technologies Corp.	1.2%	Aerospace & Defense
RSP Permian, Inc.	1.1	Oil, Gas & Consumable Fuels
Spectrum Brands Holdings, Inc.	1.0	Household Products
CNO Financial Group, Inc.	1.0	Insurance
Strategic Hotels & Resorts, Inc.	1.0	Real Estate Investment Trusts
American Equity Investment Life Holding Co.	1.0	Insurance
Bank of the Ozarks, Inc.	1.0	Commercial Banks
Chesapeake Lodging Trust	0.9	Real Estate Investment Trusts
Forum Energy Technologies, Inc.	0.9	Energy Equipment & Services
Cleco Corp.	0.9	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	20.72%	18.48%	9.98%	11.16%
Including sales charges	14.07%	17.15%	9.36%	10.88%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	19.85%	17.60%	9.33%	10.09%
Including contingent deferred sales charges	14.28%	17.35%	9.33%	10.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	19.85%	17.60%	9.17%	8.96%
Including contingent deferred sales charges	18.74%	17.60%	9.17%	8.96%

Institutional Class (Commenced August 15, 1997)	21.22%	18.96%	10.44%	10.23%

Service Class (Commenced August 15, 1997)	20.62%	18.38%	9.89%	9.69%

Class IR (Commenced November 30, 2007)	21.05%	18.78%	N/A	10.54%

Class R (Commenced November 30, 2007)	20.44%	18.19%	N/A	10.01%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of September 30, 2013, the capitalization range of the companies in these indexes was between $42.39 million and $25.79 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

The Goldman Sachs Small/Mid Cap Value Fund (the “Fund”) commenced operations on January 31, 2014. Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the seven-month period from the Fund’s commencement through August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 10.10%, 9.70%, 10.40%, 10.30% and 10.00%, respectively. These returns compare to the 10.15% cumulative total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, materials and industrials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the utilities and energy sectors and having no exposure to the strongly-performing telecommunication services sector. Having a portion of assets in cash during a strong Reporting Period in the U.S. equity markets also detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in apparel manufacturer Hanesbrands, oil and gas services and equipment manufacturer Forum Energy Technologies and insurance company Protective Life.

Hanesbrands beat consensus first quarter 2014 earnings estimates on the back of strong revenue growth, gross margin expansion and selling, general and administrative expense leverage. The results came as a surprise as severe weather was expected to detract from results. Hanesbrands also raised its full year earnings guidance. Shares continued their rally, as the company announced the acquisition of DB Apparel, a leading European apparel and underwear company. The deal was perceived well by the market after Hanesbrands said it expected the acquisition to be accretive to earnings per share. The deal could close as soon as the third quarter of 2014.

Following a weak first quarter of 2014, shares of Forum Energy Technologies recovered during the second calendar quarter. First quarter 2014 earnings were largely in line with

FUND BASICS

estimates. However, company margins were the best since the third quarter of 2012, and inbound orders reached an all-time high on strong year over year growth. The company also repaid $35.5 million of debt, reducing its debt-to-capital ratio. During the latter half of the second quarter of 2014, Forum Energy Technologies was a beneficiary of industry-wide positive correlation to oil prices, as tensions in the Middle East led to higher oil prices.

Protective Life overcame weaker sales growth and delivered strong first quarter 2014 earnings per share, beating the consensus estimate. Favorable expense variances offset some adverse mortality in the life marketing segment. During the first week of June 2014, its shares rose as rumors of a takeout by Japanese life insurer Dai-Ichi Life surfaced. Press releases indicated the deal could value Protective Life at as much as $5 billion. Just days later, Dai-Ichi Life formally announced it would buy Protective Life for $70 per share, or $5.7 billion, in an all-cash transaction. Protective Life’s shares rose following the news of the deal.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in health and wellness store operator GNC Holdings, oil and gas exploration and production company Eclipse Resources and bank Texas Capital Bancshares.

Negative investor sentiment and weak sales sent shares of GNC Holdings down during the Reporting Period. Severe winter weather, significant negative media and year over year sales hurdles in the third-party diet and pre-workout categories caused GNC Holdings’ first quarter 2014 results to miss estimates. Its management also reduced full year guidance. Promotional activity notably increased, an indication the company may be struggling to meet sales goals. Investors also became concerned about GNC Holdings’ market position after the acquisition of Vitacost. com by Kroger. At the end of the Reporting Period, however, we continued to view GNC Holdings as a long-term category winner with a strong management team.

We bought Eclipse Resources, a Marcellus and Utica shale exploration and production company, on its Initial Public Offering (“IPO”). The stock has underperformed since the IPO due to natural gas price weakness during the Reporting Period and on investor concerns over infrastructure/ takeaway capacity constraints out of the Marcellus and Utica shales. At the end of the Reporting Period, we continued to believe Eclipse Resources had “best in class” acreage in the Marcellus and Utica shales, and we expected good production and earnings before interest, taxes, depreciation and amortization growth.

Shares of Texas Capital Bancshares fell after the bank reported disappointing first quarter 2014 results, missing on both earnings and revenue. Lower than expected net interest income was the key catalyst for the miss. Falling interest rates continued to impact shares throughout the Reporting Period, as the bank is leveraged to rising rates. At the end of the Reporting Period, we continued to like Texas Capital Bancshares’ evolving market share position in the faster- growing Texas economy and see continued growth prospects from its core lending businesses, which include oil and gas, general commercial lending and a diversified position in mortgage warehouse lending.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Brixmor Property Group, an operator of grocery-anchored community shopping centers. Following the company’s IPO in 2013, we saw value in its shares given the company’s prospects for future growth. Our view was that investors were underappreciating the quality of the company’s assets, and we viewed its management as high quality in its stewardship of shareholder capital. Furthermore, we believed its shares were trading at the time of purchase at an undeserved discount to the company’s peers.

We established a Fund position in Post Properties, a developer and manager of high quality apartment communities. During the Reporting Period, the company benefited from strong employment growth in its southeast and Texas markets. We view Post Properties as a high quality company with attractive assets and the potential to be acquired in the future.

Conversely, we sold the Fund’s position in Camden Property Trust, a multifamily apartment community real estate investment trust. While we still view it as a quality company, its shares exceeded our price target, and we believed the market was then fully appreciating the company.

FUND BASICS

During the Reporting Period, we exited the Fund’s position in Southwest Gas, a purchaser, distributor and transporter of natural gas. We still like the name and view it as a quality franchise. However, we had higher conviction in other industry names that we viewed as providing a greater exposure to gas distribution.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the benchmark index in energy increased. The Fund’s exposure to the financials and industrials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund was overweighted in consumer discretionary, energy and materials relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, industrials and utilities and was rather neutrally weighted to the Russell Index in consumer staples, health care and information technology. The Fund had no allocation to telecommunication services at the end of August 2014.

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2014

PERFORMANCE REVIEW
January 31, 2014–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2500 Value Index[2]
Class A	10.10%	10.15%
Class C	9.70	10.15
Institutional	10.40	10.15
Class IR	10.30	10.15
Class R	10.00	10.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Value Index is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	Since Inception	Inception Date
Class A	4.25%	1/31/14
Class C	9.00	1/31/14
Institutional	10.50	1/31/14
Class IR	10.40	1/31/14
Class R	10.20	1/31/14

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	3.18%
Class C	2.08	3.93
Institutional	0.93	2.78
Class IR	1.08	2.93
Class R	1.58	3.43

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above. Each Fund’s waivers and/or expense limitations will remain in place through at least January 31, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Brixmor Property Group, Inc.	1.5%	Real Estate Investment Trusts
Post Properties, Inc.	1.4	Real Estate Investment Trusts
Pebblebrook Hotel Trust	1.4	Real Estate Investment Trusts
Esterline Technologies Corp.	1.4	Aerospace & Defense
Highwoods Properties, Inc.	1.3	Real Estate Investment Trusts
CBL & Associates Properties, Inc.	1.2	Real Estate Investment Trusts
TRW Automotive Holdings Corp.	1.2	Auto Components
Starwood Property Trust, Inc.	1.2	Real Estate Investment Trusts
Jarden Corp.	1.1	Household Durables
Endo International PLC	1.1	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2014 through August 31, 2014.

Annual Total Return through August 31, 2014	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	10.10%*
Including sales charges	4.06%*

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	9.70%*
Including contingent deferred sales charges	8.70%*

Institutional Class (Commenced January 31, 2014)	10.40%*

Class IR (Commenced January 31, 2014)	10.30%*

Class R (Commenced January 31, 2014)	10.00%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 98.4%
Aerospace & Defense – 2.0%
76,825	The Boeing Co.	$9,741,410

Air Freight & Logistics – 1.2%
89,243	C.H. Robinson Worldwide, Inc.	6,091,727

Automobiles – 1.0%
140,363	General Motors Co.	4,884,632

Capital Markets – 2.6%
276,790	AllianceBernstein Holding LP	7,656,011
151,912	Morgan Stanley, Inc.	5,212,101

		12,868,112

Chemicals – 1.0%
59,042	Eastman Chemical Co.	4,869,194

Commercial Banks – 10.0%
719,179	Bank of America Corp.	11,571,590
145,963	Citigroup, Inc.	7,538,989
329,626	JPMorgan Chase & Co.	19,596,266
133,347	SunTrust Banks, Inc.	5,077,854
93,976	Wells Fargo & Co.	4,834,125

		48,618,824

Commercial Services & Supplies – 1.4%
141,033	Waste Management, Inc.	6,624,320

Communications Equipment – 1.6%
304,776	Cisco Systems, Inc.	7,616,352

Computers & Peripherals – 3.1%
44,249	Apple, Inc.	4,535,522
357,967	EMC Corp.	10,570,766

		15,106,288

Consumer Finance – 2.7%
75,563	Capital One Financial Corp.	6,200,700
377,542	Navient Corp.	6,773,103

		12,973,803

Diversified Telecommunication Services – 2.4%
238,798	Verizon Communications, Inc.	11,896,916

Electric Utilities – 2.5%
204,549	FirstEnergy Corp.	7,003,758
28,096	NextEra Energy, Inc.	2,766,051
75,847	PPL Corp.	2,626,582

		12,396,391

Energy Equipment & Services – 1.1%
76,949	Halliburton Co.	5,202,522

Food & Staples Retailing – 2.4%
186,976	The Kroger Co.	9,532,036
32,157	Wal-Mart Stores, Inc.	2,427,854

		11,959,890

Food Products – 1.5%
220,818	ConAgra Foods, Inc.	7,110,340

Health Care Equipment & Supplies – 2.1%
159,681	Medtronic, Inc.	10,195,632

Common Stocks – (continued)
Health Care Providers & Services – 2.1%
115,771	UnitedHealth Group, Inc.	$10,035,030

Hotels, Restaurants & Leisure – 2.0%
113,097	Starwood Hotels & Resorts Worldwide, Inc.	9,561,220

Household Products – 0.8%
44,626	The Procter & Gamble Co.	3,708,867

Industrial Conglomerates – 5.1%
960,520	General Electric Co.	24,954,310

Insurance – 8.3%
239,695	American International Group, Inc.	13,437,302
66,926	MetLife, Inc.	3,663,529
122,288	Prudential Financial, Inc.	10,969,233
197,779	The Hartford Financial Services Group, Inc.	7,327,712
54,659	The Travelers Cos., Inc.	5,176,754

		40,574,530

Internet Software & Services* – 1.0%
86,074	eBay, Inc.	4,777,107

Media – 3.4%
85,525	CBS Corp. Class B	5,070,777
167,254	Liberty Global PLC Series C*	7,012,960
56,060	Viacom, Inc. Class B	4,549,269

		16,633,006

Multi-Utilities – 1.4%
151,829	PG&E Corp.	7,057,012

Oil, Gas & Consumable Fuels – 13.1%
78,095	Apache Corp.	7,952,414
280,347	Canadian Oil Sands Ltd.	6,055,495
208,771	Devon Energy Corp.	15,745,509
247,452	Exxon Mobil Corp.	24,611,576
114,121	NGL Energy Partners LP	4,859,272
115,925	Southwestern Energy Co.*	4,773,792

		63,998,058

Pharmaceuticals – 10.4%
191,332	Eli Lilly & Co.	12,161,062
247,432	Merck & Co., Inc.	14,873,138
99,642	Mylan, Inc.*	4,842,601
644,231	Pfizer, Inc.	18,933,949

		50,810,750

Real Estate Investment Trusts – 2.3%
25,124	AvalonBay Communities, Inc.	3,871,609
445,668	MFA Financial, Inc.	3,761,438
146,744	Starwood Property Trust, Inc.	3,499,844

		11,132,891

Semiconductors & Semiconductor Equipment – 2.7%
274,490	Intel Corp.	9,585,191
109,440	Maxim Integrated Products, Inc.	3,380,601

		12,965,792

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 1.6%
173,039	Microsoft Corp.	$7,861,162

Specialty Retail – 4.0%
75,168	L Brands, Inc.	4,799,477
326,910	Staples, Inc.	3,818,309
240,269	The Gap, Inc.	11,088,414

		19,706,200

Thrifts & Mortgage Finance – 1.6%
486,581	New York Community Bancorp, Inc.	7,760,967

TOTAL COMMON STOCKS
(Cost $390,944,051)		$479,693,255

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
$7,500,000	0.060%	09/02/14	$7,500,000
(Cost $7,500,000)

TOTAL INVESTMENTS – 100.0%
(Cost $398,444,051)			$487,193,255

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			201,107

NET ASSETS – 100.0%			$487,394,362

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on page 55.

Investment Abbreviation:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 2.0%
244,790	The Boeing Co.	$31,039,372

Air Freight & Logistics – 1.2%
265,451	C.H. Robinson Worldwide, Inc.	18,119,685

Automobiles – 1.2%
550,278	General Motors Co.	19,149,674

Beverages – 0.7%
90,429	Anheuser-Busch InBev NV ADR	10,108,154

Biotechnology* – 0.8%
130,601	Celgene Corp.	12,409,707

Capital Markets – 3.8%
56,699	Affiliated Managers Group, Inc.*	11,971,994
129,894	Ameriprise Financial, Inc.	16,335,469
263,930	Franklin Resources, Inc.	14,917,324
438,416	Morgan Stanley, Inc.	15,042,053

		58,266,840

Chemicals – 1.5%
122,713	Celanese Corp. Series A	7,674,471
186,259	Eastman Chemical Co.	15,360,780

		23,035,251

Commercial Banks – 10.6%
3,236,115	Bank of America Corp.	52,069,090
614,344	Citigroup, Inc.	31,730,868
847,627	JPMorgan Chase & Co.	50,391,425
366,369	SunTrust Banks, Inc.	13,951,331
290,947	Wells Fargo & Co.	14,966,314

		163,109,028

Commercial Services & Supplies – 1.2%
377,008	Waste Management, Inc.	17,708,066

Communications Equipment – 2.0%
1,209,864	Cisco Systems, Inc.	30,234,501

Computers & Peripherals – 2.5%
1,313,468	EMC Corp.	38,786,710

Consumer Finance – 2.9%
322,827	Capital One Financial Corp.	26,491,184
1,023,657	Navient Corp.	18,364,406

		44,855,590

Diversified Telecommunication Services – 2.0%
606,121	Verizon Communications, Inc.	30,196,948

Electric Utilities – 1.7%
434,437	FirstEnergy Corp.	14,875,123
111,345	NextEra Energy, Inc.	10,961,915

		25,837,038

Energy Equipment & Services – 1.0%
236,125	Halliburton Co.	15,964,411

Common Stocks – (continued)
Food & Staples Retailing – 1.6%
302,083	The Kroger Co.	$15,400,191
253,170	Whole Foods Market, Inc.	9,909,074

		25,309,265

Food Products – 2.2%
507,803	ConAgra Foods, Inc.	16,351,257
441,992	Tyson Foods, Inc. Class A	16,822,215

		33,173,472

Health Care Equipment & Supplies – 2.8%
51,713	Covidien PLC	4,490,240
595,716	Medtronic, Inc.	38,036,466

		42,526,706

Health Care Providers & Services – 2.6%
180,370	Express Scripts Holding Co.*	13,334,754
311,280	UnitedHealth Group, Inc.	26,981,751

		40,316,505

Hotels, Restaurants & Leisure – 1.0%
188,653	Starwood Hotels & Resorts Worldwide, Inc.	15,948,725

Household Durables* – 0.9%
386,954	Toll Brothers, Inc.	13,771,693

Household Products – 1.0%
186,607	The Procter & Gamble Co.	15,508,908

Industrial Conglomerates – 4.8%
2,829,834	General Electric Co.	73,519,087

Insurance – 7.3%
819,607	American International Group, Inc.	45,947,168
183,604	MetLife, Inc.	10,050,483
384,751	Prudential Financial, Inc.	34,512,165
597,215	The Hartford Financial Services Group, Inc.	22,126,816

		112,636,632

Internet & Catalog Retail – 0.7%
133,000	Expedia, Inc.	11,424,700

Internet Software & Services* – 2.3%
340,431	eBay, Inc.	18,893,920
29,185	Google, Inc. Class A	16,996,177

		35,890,097

Machinery – 0.5%
65,751	Parker Hannifin Corp.	7,594,241

Media – 4.3%
112,914	AMC Networks, Inc. Class A*	7,065,593
283,531	CBS Corp. Class B	16,810,553
638,148	Liberty Global PLC Series C*	26,757,546
180,954	Viacom, Inc. Class B	14,684,417

		65,318,109

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 1.3%
418,316	PG&E Corp.	$19,443,328

Oil, Gas & Consumable Fuels – 11.5%
364,787	Apache Corp.	37,146,260
601,364	Devon Energy Corp.	45,354,873
707,962	Exxon Mobil Corp.	70,413,900
569,882	Southwestern Energy Co.*	23,467,741

		176,382,774

Personal Products – 1.4%
286,986	The Estee Lauder Cos., Inc. Class A	22,049,134

Pharmaceuticals – 7.2%
198,446	Eli Lilly & Co.	12,613,228
262,554	Merck & Co., Inc.	15,782,121
583,698	Mylan, Inc.*	28,367,723
1,806,508	Pfizer, Inc.	53,093,270

		109,856,342

Real Estate Investment Trusts – 0.8%
78,554	AvalonBay Communities, Inc.	12,105,171

Road & Rail* – 0.7%
390,052	Hertz Global Holdings, Inc.	11,526,037

Semiconductors & Semiconductor Equipment – 3.0%
955,250	Intel Corp.	33,357,330
405,407	Maxim Integrated Products, Inc.	12,523,022

		45,880,352

Software – 2.4%
125,120	Citrix Systems, Inc.*	8,790,931
624,285	Microsoft Corp.	28,361,268

		37,152,199

Specialty Retail – 2.9%
227,080	L Brands, Inc.	14,499,058
639,297	The Gap, Inc.	29,503,557

		44,002,615

TOTAL COMMON STOCKS
(Cost $1,273,046,394)		$1,510,157,067

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.7%
Repurchase Agreement – 1.7%
$25,900,000	0.060%	09/02/14	$25,900,000
(Cost $25,900,000)

TOTAL INVESTMENTS – 100.0%
(Cost $1,298,946,394)			$1,536,057,067

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(311,344)

NET ASSETS – 100.0%			$1,535,745,723

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on page 55.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 2.9%
3,556,876	Textron, Inc.	$135,161,288
2,360,961	Triumph Group, Inc.	163,779,865

		298,941,153

Airlines* – 1.0%
2,228,349	United Continental Holdings, Inc.	106,091,696

Beverages* – 0.4%
516,450	Constellation Brands, Inc. Class A	44,977,631

Building Products – 1.6%
1,781,850	Armstrong World Industries, Inc.*	102,777,108
1,587,602	Fortune Brands Home & Security, Inc.	68,600,282

		171,377,390

Capital Markets – 2.8%
4,153,204	Invesco Ltd.	169,616,851
2,136,821	Raymond James Financial, Inc.	116,755,900

		286,372,751

Chemicals – 3.1%
2,100,847	Celanese Corp. Series A	131,386,971
294,388	CF Industries Holdings, Inc.	75,854,956
1,485,683	The Valspar Corp.	119,983,759

		327,225,686

Commercial Banks – 5.3%
8,762,562	Fifth Third Bancorp	178,800,078
12,602,829	Huntington Bancshares, Inc.	124,074,852
1,351,607	M&T Bank Corp.	167,099,173
657,703	Signature Bank*	77,911,497

		547,885,600

Computers & Peripherals – 0.9%
2,137,884	NetApp, Inc.	90,133,189

Consumer Finance – 2.3%
7,240,405	Navient Corp.	129,892,866
12,394,778	SLM Corp.	109,817,733

		239,710,599

Containers & Packaging – 1.1%
1,708,425	Packaging Corp. of America	116,155,816

Diversified Financial Services – 1.8%
2,183,415	The NASDAQ OMX Group, Inc.	94,913,050
2,341,472	Voya Financial, Inc.	91,528,141

		186,441,191

Electric Utilities – 3.3%
1,824,440	Edison International	107,897,382
4,396,371	FirstEnergy Corp.	150,531,743
2,806,504	Xcel Energy, Inc.	89,948,453

		348,377,578

Common Stocks – (continued)
Energy Equipment & Services* – 1.8%
1,312,514	Cameron International Corp.	$97,559,166
1,438,510	Oil States International, Inc.	92,855,820

		190,414,986

Food & Staples Retailing – 1.5%
2,046,207	The Kroger Co.	104,315,633
1,348,005	Whole Foods Market, Inc.	52,760,916

		157,076,549

Food Products – 2.0%
804,958	Ingredion, Inc.	64,203,450
3,817,324	Tyson Foods, Inc. Class A	145,287,352

		209,490,802

Health Care Equipment & Supplies – 1.5%
348,729	C.R. Bard, Inc.	51,765,333
1,092,970	Zimmer Holdings, Inc.	108,542,850

		160,308,183

Health Care Providers & Services – 5.2%
2,131,262	Cardinal Health, Inc.	157,074,009
2,652,204	Cigna Corp.	250,898,498
769,260	Laboratory Corp. of America Holdings*	82,487,750
783,737	Tenet Healthcare Corp.*	47,949,030

		538,409,287

Hotels, Restaurants & Leisure – 1.9%
2,282,654	MGM Resorts International*	55,856,543
1,635,713	Starwood Hotels & Resorts Worldwide, Inc.	138,283,177

		194,139,720

Household Durables* – 1.5%
277,306	Mohawk Industries, Inc.	40,492,222
3,207,643	Toll Brothers, Inc.	114,160,014

		154,652,236

Household Products – 0.7%
640,420	Energizer Holdings, Inc.	77,823,838

Independent Power Producers & Energy Traders* – 0.8%
3,499,379	Calpine Corp.	83,180,239

Industrial Conglomerates – 0.5%
627,361	Carlisle Cos., Inc.	52,008,227

Insurance – 8.5%
2,036,867	Arthur J. Gallagher & Co.	96,201,228
730,696	Everest Re Group Ltd.	119,717,233
3,424,096	Lincoln National Corp.	188,462,244
3,421,050	Principal Financial Group, Inc.	185,728,804
2,106,795	Unum Group	76,413,455
2,035,936	Validus Holdings Ltd.	79,625,457
4,069,823	XL Group PLC	139,106,550

		885,254,971

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail – 1.5%
713,469	Expedia, Inc.	$61,286,987
3,377,282	Liberty Interactive Corp. Class A*	99,697,365

		160,984,352

Internet Software & Services* – 0.5%
1,208,856	AOL, Inc.	52,246,756

IT Services – 1.6%
708,580	Global Payments, Inc.	51,527,937
8,647,607	Xerox Corp.	119,423,453

		170,951,390

Life Sciences Tools & Services – 1.5%
2,767,259	Agilent Technologies, Inc.	158,176,524

Machinery – 3.4%
1,208,595	Crane Co.	84,106,126
2,616,228	ITT Corp.	125,212,672
1,967,874	Terex Corp.	73,618,166
1,587,267	The Timken Co.	71,887,323

		354,824,287

Media – 2.7%
1,506,726	AMC Networks, Inc. Class A*	94,283,379
1,007,462	Liberty Media Corp. Class A*	49,597,354
1,858,746	Liberty Media Corp. Class C*	90,093,419
591,369	Scripps Networks Interactive Class A	47,138,023

		281,112,175

Metals & Mining – 2.4%
2,098,168	Newmont Mining Corp.	56,839,371
1,028,822	Reliance Steel & Aluminum Co.	71,935,234
2,835,856	Steel Dynamics, Inc.	65,905,294
1,052,721	TimkenSteel Corp.	50,299,009

		244,978,908

Multi-Utilities – 2.5%
804,634	PG&E Corp.	37,399,388
1,377,093	SCANA Corp.	71,526,211
1,385,206	Sempra Energy	146,790,280

		255,715,879

Oil, Gas & Consumable Fuels – 6.5%
4,739,960	Chesapeake Energy Corp.	128,926,912
1,057,180	Cimarex Energy Co.	153,460,249
2,884,327	Newfield Exploration Co.*	129,275,536
2,083,901	QEP Resources, Inc.	74,124,358
2,145,981	Southwestern Energy Co.*	88,371,498
1,500,167	Tesoro Corp.	97,120,812

		671,279,365

Paper & Forest Products* – 0.1%
640,746	Louisiana-Pacific Corp.	9,143,445

Common Stocks – (continued)
Pharmaceuticals* – 2.1%
2,264,543	Endo International PLC	$144,274,035
1,425,372	Mylan, Inc.	69,273,079

		213,547,114

Professional Services – 0.8%
693,307	The Dun & Bradstreet Corp.	81,380,376

Real Estate Investment Trusts – 6.1%
882,048	AvalonBay Communities, Inc.	135,923,597
2,619,312	Brixmor Property Group, Inc.	61,999,115
1,157,353	Camden Property Trust	86,616,299
5,130,413	DDR Corp.	93,476,125
2,109,045	RLJ Lodging Trust	62,870,631
4,097,195	Starwood Property Trust, Inc.	97,718,101
1,224,271	Taubman Centers, Inc.	93,252,722

		631,856,590

Road & Rail – 2.1%
4,311,460	Hertz Global Holdings, Inc.*	127,403,643
758,598	Kansas City Southern	87,511,865

		214,915,508

Semiconductors & Semiconductor Equipment – 4.8%
3,198,761	Altera Corp.	113,044,214
2,121,062	Analog Devices, Inc.	108,428,689
2,670,305	Applied Materials, Inc.	61,697,397
9,880,337	Atmel Corp.*	87,539,786
4,323,552	Maxim Integrated Products, Inc.	133,554,521

		504,264,607

Software* – 3.0%
1,199,955	Check Point Software Technologies Ltd.	85,220,804
1,624,289	Citrix Systems, Inc.	114,122,545
1,325,030	PTC, Inc.	51,265,411
3,020,270	TIBCO Software, Inc.	62,942,427

		313,551,187

Specialty Retail – 3.2%
2,164,307	GNC Acquisition Holdings, Inc. Class A	82,135,451
7,955,786	Staples, Inc.	92,923,580
3,371,297	The Gap, Inc.	155,585,357

		330,644,388

Textiles, Apparel & Luxury Goods – 1.7%
712,295	Fossil Group, Inc.*	72,148,360
896,797	PVH Corp.	104,692,082

		176,840,442

TOTAL COMMON STOCKS
(Cost $8,552,790,497)		$10,292,862,611

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.5%
Repurchase Agreement – 1.5%
$161,200,000	0.060%	09/02/14	$161,200,000
(Cost $161,200,000)

TOTAL INVESTMENTS – 100.4%
(Cost $8,713,990,497)			$10,454,062,611

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(43,351,190)

NET ASSETS – 100.0%			$10,410,711,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on page 55.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 97.4%
Aerospace & Defense – 2.8%
446,958	Cubic Corp.	$19,952,205
625,103	Esterline Technologies Corp.*	73,280,825
661,497	Moog, Inc. Class A*	46,900,137
356,096	Teledyne Technologies, Inc.*	34,566,239

		174,699,406

Air Freight & Logistics – 0.5%
639,666	Forward Air Corp.	29,610,139

Auto Components – 1.1%
1,370,933	American Axle & Manufacturing Holdings, Inc.*	24,813,887
257,757	Dana Holding Corp.	5,987,695
639,594	Tenneco, Inc.*	40,985,184

		71,786,766

Biotechnology* – 1.1%
1,544,855	Exact Sciences Corp.	32,210,227
2,114,705	Infinity Pharmaceuticals, Inc.	23,896,166
388,601	TESARO, Inc.	11,487,046

		67,593,439

Building Products* – 0.5%
873,462	NCI Building Systems, Inc.	17,434,302
354,649	Trex Co., Inc.	13,334,802

		30,769,104

Capital Markets – 2.3%
1,759,583	Apollo Investment Corp.	15,431,543
241,080	Cohen & Steers, Inc.	10,520,731
435,419	E*TRADE Financial Corp.*	9,692,427
476,624	Golub Capital BDC, Inc.	8,431,478
307,217	Moelis & Co.	11,148,905
747,781	New Mountain Finance Corp.	11,508,350
257,254	Solar Capital Ltd.	5,145,080
149,242	Solar Senior Capital Ltd.	2,372,948
767,084	Stifel Financial Corp.*	36,727,982
157,165	Virtus Investment Partners, Inc.	35,156,239

		146,135,683

Chemicals – 3.9%
247,734	Axiall Corp.	10,300,780
604,344	Methanex Corp.	40,382,266
276,321	Minerals Technologies, Inc.	17,303,221
1,257,345	PolyOne Corp.	49,313,071
280,650	Quaker Chemical Corp.	21,890,700
1,137,725	Taminco Corp.*	27,248,514
733,819	Tronox Ltd. Class A	22,278,745
337,287	W.R. Grace & Co.*	33,401,531
264,306	Westlake Chemical Corp.	25,672,042

		247,790,870

Commercial Banks – 13.3%
2,116,311	BancorpSouth, Inc.	44,802,304
1,868,903	Bank of the Ozarks, Inc.	59,711,451
673,543	Banner Corp.	26,524,123

Common Stocks – (continued)
Commercial Banks – (continued)
2,039,229	Boston Private Financial Holdings, Inc.	$24,756,240
372,466	Bridge Capital Holdings*	8,332,064
769,379	CoBiz, Inc.	8,886,327
702,249	Community Bank System, Inc.	24,817,480
238,045	ConnectOne Bancorp, Inc.	4,613,312
996,543	First Financial Bankshares, Inc.	29,288,399
1,080,340	First Midwest Bancorp, Inc.	18,203,729
862,449	Flushing Financial Corp.	16,645,266
1,638,075	Glacier Bancorp, Inc.	44,588,401
416,285	Heritage Financial Corp.	6,810,423
905,812	Home Bancshares, Inc.	26,947,907
479,445	Independent Bank Corp.	17,648,370
242,151	Independent Bank Group, Inc.	12,255,262
277,740	Lakeland Financial Corp.	10,815,196
1,429,852	MB Financial, Inc.	40,450,513
888,982	PacWest Bancorp	37,283,905
808,195	Pinnacle Financial Partners, Inc.	28,981,873
1,729,429	PrivateBancorp, Inc.	51,035,450
551,516	Prosperity Bancshares, Inc.	33,311,566
375,621	Sandy Spring Bancorp, Inc.	9,078,760
152,369	Sierra Bancorp	2,646,650
247,566	Signature Bank*	29,326,668
464,365	South State Corp.	27,193,214
258,176	Southcoast Financial Corp.*	1,851,122
661,572	Southwest Bancorp, Inc.	10,935,785
148,441	Summit State Bank	1,933,296
744,818	Texas Capital Bancshares, Inc.*	40,205,276
182,741	The First of Long Island Corp.	6,372,179
374,715	TriCo Bancshares	8,374,880
758,389	UMB Financial Corp.	43,796,965
1,309,044	ViewPoint Financial Group, Inc.	34,100,596
1,485,804	Webster Financial Corp.	43,831,218

		836,356,170

Commercial Services & Supplies – 1.6%
949,350	Ceco Environmental Corp.	13,347,861
505,467	G&K Services, Inc. Class A	28,250,551
780,800	Mobile Mini, Inc.	30,583,936
1,103,286	Progressive Waste Solutions Ltd.	28,519,943

		100,702,291

Communications Equipment – 1.0%
798,484	ADTRAN, Inc.	18,429,011
727,666	Digi International, Inc.*	6,068,734
2,798,478	Extreme Networks, Inc.*	14,915,888
1,320,258	RADWARE Ltd.*	22,880,071

		62,293,704

Computers & Peripherals* – 0.4%
500,420	Electronics for Imaging, Inc.	22,038,497

Construction & Engineering – 1.1%
899,819	Comfort Systems USA, Inc.	13,677,249
853,063	EMCOR Group, Inc.	36,852,322
730,685	MYR Group, Inc.*	17,083,415

		67,612,986

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance* – 0.3%
350,734	First Cash Financial Services, Inc.	$20,258,396

Containers & Packaging* – 0.9%
1,085,070	Berry Plastics Group, Inc.	26,161,038
2,405,576	Graphic Packaging Holding Co.	30,767,317

		56,928,355

Distributors – 0.2%
312,628	Core-Mark Holding Co., Inc.	15,056,164

Diversified Financial Services – 0.3%
268,807	MarketAxess Holdings, Inc.	15,838,108

Diversified Telecommunication Services*(a) – 0.5%
2,406,839	Premiere Global Services, Inc.	31,698,070

Electric Utilities – 4.2%
740,121	ALLETE, Inc.	36,021,689
1,008,728	Cleco Corp.	56,912,434
953,580	El Paso Electric Co.	37,513,837
899,511	IDACORP, Inc.	51,020,264
1,040,628	PNM Resources, Inc.	27,274,860
1,508,685	Portland General Electric Co.	52,004,372

		260,747,456

Electrical Equipment* – 0.4%
825,827	Thermon Group Holdings, Inc.	22,421,203

Electronic Equipment, Instruments & Components – 2.2%
429,016	Anixter International, Inc.	38,281,098
443,580	Belden, Inc.	32,412,391
1,024,654	CTS Corp.	18,167,115
273,285	Littelfuse, Inc.	25,117,624
1,315,319	Newport Corp.*	24,820,070

		138,798,298

Energy Equipment & Services – 2.5%
229,736	Dril-Quip, Inc.*	23,311,312
1,698,605	Forum Energy Technologies, Inc.*	57,837,500
266,623	Gulfmark Offshore, Inc. Class A	10,720,911
3,696,900	Newpark Resources, Inc.*	45,582,777
1,735,008	TETRA Technologies, Inc.*	20,473,094

		157,925,594

Food Products – 0.7%
411,253	B&G Foods, Inc.	12,419,840
316,008	The Hain Celestial Group, Inc.*	31,082,547

		43,502,387

Gas Utilities – 0.7%
824,671	Southwest Gas Corp.	43,056,073

Health Care Equipment & Supplies – 1.0%
1,305,762	Endologix, Inc.*	18,032,573
526,367	Hill-Rom Holdings, Inc.	23,060,138
261,945	Integra LifeSciences Holdings Corp.*	13,094,631
435,074	Tornier NV*	9,406,300

		63,593,642

Common Stocks – (continued)
Health Care Providers & Services – 1.5%
382,259	Adeptus Health, Inc. Class A*	$10,814,107
340,216	Air Methods Corp.*	19,957,071
777,133	HealthSouth Corp.	30,611,269
353,058	Surgical Care Affiliates, Inc.*	10,507,006
369,765	WellCare Health Plans, Inc.*	24,352,723

		96,242,176

Health Care Technology – 1.2%
3,390,978	Allscripts Healthcare Solutions, Inc.*	50,101,700
1,439,140	Quality Systems, Inc.	22,536,932

		72,638,632

Hotels, Restaurants & Leisure – 2.3%
826,692	Bloomin’ Brands, Inc.*	13,756,155
934,855	Diamond Resorts International, Inc.*	23,390,072
621,979	Jack in the Box, Inc.	36,976,652
477,528	Marriott Vacations Worldwide Corp.*	28,455,893
552,278	Vail Resorts, Inc.	43,900,578

		146,479,350

Household Durables* – 0.9%
542,466	Meritage Homes Corp.	22,387,572
2,771,571	Standard Pacific Corp.	23,198,049
520,445	William Lyon Homes Class A	13,286,961

		58,872,582

Household Products – 1.0%
742,631	Spectrum Brands Holdings, Inc.	64,311,845

Independent Power Producers & Energy Traders* – 0.5%
958,609	Dynegy, Inc.	31,327,342

Industrial Conglomerates – 0.7%
511,386	Carlisle Cos., Inc.	42,393,899

Insurance – 4.7%
2,433,944	American Equity Investment Life Holding Co.	60,215,775
241,332	AMERISAFE, Inc.	9,105,456
3,531,691	CNO Financial Group, Inc.	63,040,684
462,527	Endurance Specialty Holdings Ltd.	26,858,943
86,280	Enstar Group Ltd.*	12,243,132
499,848	Fidelity & Guaranty Life	11,276,571
2,643,256	Maiden Holdings Ltd.	32,141,993
1,287,313	Meadowbrook Insurance Group, Inc.	7,968,467
523,776	National General Holdings Corp.	9,810,325
633,428	ProAssurance Corp.	29,264,374
430,542	RLI Corp.	19,245,227
452,063	Symetra Financial Corp.	11,003,213

		292,174,160

Internet & Catalog Retail – 0.4%
463,962	HSN, Inc.	28,111,458

Internet Software & Services* – 0.1%
603,508	Everyday Health, Inc.	8,787,076

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 1.0%
451,129	CACI International, Inc. Class A*	$32,535,423
1,431,215	Convergys Corp.	27,479,328

		60,014,751

Leisure Equipment & Products – 0.4%
535,693	Brunswick Corp.	23,034,799

Machinery – 4.0%
1,440,826	Actuant Corp. Class A	48,599,061
834,332	Barnes Group, Inc.	28,567,528
443,019	CIRCOR International, Inc.	31,538,522
510,151	CLARCOR, Inc.	32,246,645
167,162	Crane Co.	11,632,803
285,824	Graco, Inc.	21,968,433
362,257	RBC Bearings, Inc.	22,394,728
432,143	Watts Water Technologies, Inc. Class A	27,350,330
540,025	Woodward, Inc.	28,205,506

		252,503,556

Media* – 0.9%
478,459	Carmike Cinemas, Inc.	16,205,406
1,520,982	Live Nation Entertainment, Inc.	33,400,765
185,587	Time, Inc.	4,357,583
383,523	Townsquare Media, Inc.	4,352,986

		58,316,740

Metals & Mining – 2.0%
3,788,143	AK Steel Holding Corp.*	41,366,522
432,311	Coeur Mining, Inc.*	3,423,903
746,703	Commercial Metals Co.	12,903,028
1,093,977	Globe Specialty Metals, Inc.	22,470,288
527,948	Kaiser Aluminum Corp.	42,526,211
118,033	Olympic Steel, Inc.	2,837,513

		125,527,465

Multi-Utilities – 0.9%
441,127	Black Hills Corp.	23,701,754
671,853	NorthWestern Corp.	32,437,063

		56,138,817

Oil, Gas & Consumable Fuels – 4.4%
560,370	Delek US Holdings, Inc.	19,601,743
1,941,115	Laredo Petroleum, Inc.*	45,887,958
2,221,764	Parsley Energy, Inc. Class A*	48,701,067
3,135,400	Rex Energy Corp.*(a)	47,908,912
1,545,760	Rice Energy, Inc.*	45,259,853
2,335,321	RSP Permian, Inc.*	66,790,180

		274,149,713

Paper & Forest Products* – 0.7%
1,405,838	KapStone Paper and Packaging Corp.	43,215,460

Pharmaceuticals* – 0.8%
1,529,197	Catalent, Inc.	32,877,735
573,613	Prestige Brands Holdings, Inc.	19,852,746

		52,730,481

Common Stocks – (continued)
Professional Services* – 0.2%
431,641	TrueBlue, Inc.	$11,714,737

Real Estate Investment Trusts – 11.3%
1,390,748	Acadia Realty Trust	40,081,357
815,583	American Campus Communities, Inc.	32,223,684
2,017,598	Apollo Commercial Real Estate Finance, Inc.	33,935,998
1,431,500	Blackstone Mortgage Trust, Inc. Class A	41,585,075
2,211,189	CBL & Associates Properties, Inc.	42,012,591
1,916,018	Chesapeake Lodging Trust	59,032,515
2,979,029	CubeSmart	55,409,940
1,182,013	DuPont Fabros Technology, Inc.	33,285,486
1,184,512	Highwoods Properties, Inc.	50,400,986
1,502,710	Hudson Pacific Properties, Inc.	40,347,764
4,140,035	MFA Financial, Inc.	34,941,895
746,734	National Health Investors, Inc.	48,171,810
978,609	Pebblebrook Hotel Trust	37,911,313
591,308	PS Business Parks, Inc.	48,215,254
5,089,406	Strategic Hotels & Resorts, Inc.*	60,462,143
1,252,967	Terreno Realty Corp.	25,360,052
2,725,232	Two Harbors Investment Corp.	29,214,487

		712,592,350

Real Estate Management & Development – 0.8%
1,900,359	Kennedy-Wilson Holdings, Inc.	49,637,377

Semiconductors & Semiconductor Equipment – 3.8%
730,754	Cabot Microelectronics Corp.*	31,349,347
3,014,601	Entegris, Inc.*	36,597,256
1,772,759	Fairchild Semiconductor International, Inc.*	31,111,920
2,763,591	Intersil Corp. Class A	41,578,227
1,155,447	MKS Instruments, Inc.	39,215,871
1,919,239	PMC-Sierra, Inc.*	14,163,984
1,002,193	Semtech Corp.*	26,112,139
439,704	Silicon Laboratories, Inc.*	19,931,782

		240,060,526

Software – 2.4%
573,848	Informatica Corp.*	19,542,394
84,092	Interactive Intelligence Group, Inc.*	3,599,978
763,048	Monotype Imaging Holdings, Inc.	22,425,981
697,204	PTC, Inc.*	26,974,823
693,652	SS&C Technologies Holdings, Inc.*	31,394,689
885,935	Verint System, Inc.*	44,411,922

		148,349,787

Specialty Retail – 2.2%
521,269	Asbury Automotive Group, Inc.*	36,322,024
380,477	Express, Inc.*	6,597,471
71,636	Genesco, Inc.*	5,680,735
588,634	GNC Acquisition Holdings, Inc. Class A	22,338,660
170,540	Lithia Motors, Inc. Class A	14,908,607
257,741	Monro Muffler Brake, Inc.	13,338,097
3,821,313	Office Depot, Inc.*	19,565,123

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
375,708	The Men’s Wearhouse, Inc.	$20,299,503

		139,050,220

Textiles, Apparel & Luxury Goods – 1.2%
361,817	Carter’s, Inc.	29,951,211
710,505	Movado Group, Inc.	26,381,051
606,100	Steven Madden Ltd.*	20,601,339

		76,933,601

Thrifts & Mortgage Finance – 1.9%
824,119	Brookline Bancorp, Inc.	7,540,689
564,934	Dime Community Bancshares	8,722,581
582,602	Home Loan Servicing Solutions Ltd.	12,758,984
719,458	Oritani Financial Corp.	10,791,870
1,107,710	Provident Financial Services, Inc.	18,842,147
3,334,217	Radian Group, Inc.	48,546,199
173,757	WSFS Financial Corp.	12,962,272

		120,164,742

Trading Companies & Distributors – 1.7%
677,988	Applied Industrial Technologies, Inc.	33,024,795
862,650	Kaman Corp.	35,075,349
486,998	WESCO International, Inc.*	40,902,962

		109,003,106

TOTAL COMMON STOCKS
(Cost $4,790,964,611)		$6,121,689,549

Exchange Traded Fund – 1.7%
1,091,366	iShares Russell 2000 Value ETF
(Cost $100,367,260)		$109,736,851

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement II
$72,600,000	0.060%	09/02/14	$72,600,000
(Cost $72,600,000)

TOTAL INVESTMENTS – 100.3%
(Cost $4,963,931,871)			$6,304,026,400

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(19,160,051)

NET ASSETS – 100.0%			$6,284,866,349

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on page 55.

Investment Abbreviation:
ETF	—Exchange Traded Fund

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 100.4%
Aerospace & Defense – 2.2%
479	Esterline Technologies Corp.*	$56,153
468	Triumph Group, Inc.	32,465

		88,618

Auto Components – 2.6%
361	Lear Corp.	36,508
515	TRW Automotive Holdings Corp.*	49,589
203	Visteon Corp.*	20,542

		106,639

Beverages – 1.0%
324	Constellation Brands, Inc. Class A*	28,217
173	Molson Coors Brewing Co. Class B	12,794

		41,011

Biotechnology* – 0.3%
364	TESARO, Inc.	10,760

Building Products – 0.5%
385	A.O. Smith Corp.	18,896

Capital Markets – 1.7%
555	Ares Capital Corp.	9,518
1,702	E*TRADE Financial Corp.*	37,887
415	Stifel Financial Corp.*	19,870

		67,275

Chemicals – 3.4%
94	Ashland, Inc.	10,079
397	Methanex Corp.	26,527
671	PolyOne Corp.	26,317
955	Taminco Corp.*	22,872
252	W.R. Grace & Co.*	24,956
264	Westlake Chemical Corp.	25,642

		136,393

Commercial Banks – 9.7%
1,178	BancorpSouth, Inc.	24,938
1,034	Bank of the Ozarks, Inc.	33,036
590	BankUnited, Inc.	18,615
505	Cullen/Frost Bankers, Inc.	39,693
1,004	East West Bancorp, Inc.	34,979
914	Glacier Bancorp, Inc.	24,879
732	PacWest Bancorp	30,700
1,039	PrivateBancorp, Inc.	30,661
584	Prosperity Bancshares, Inc.	35,274
322	Signature Bank*	38,144
467	Texas Capital Bancshares, Inc.*	25,209
488	UMB Financial Corp.	28,182
957	Webster Financial Corp.	28,231

		392,541

Commercial Services & Supplies – 0.8%
653	Waste Connections, Inc.	32,036

Communications Equipment* – 0.9%
99	F5 Networks, Inc.	12,295

Common Stocks – (continued)
Communications Equipment* – (continued)
2,003	JDS Uniphase Corp.	$23,134

		35,429

Construction & Engineering – 0.9%
471	KBR, Inc.	10,371
705	Quanta Services, Inc.*	25,620

		35,991

Consumer Finance* – 0.3%
227	First Cash Financial Services, Inc.	13,112

Containers & Packaging – 1.3%
1,681	Graphic Packaging Holding Co.*	21,500
493	Packaging Corp. of America	33,519

		55,019

Diversified Financial Services – 0.2%
174	MarketAxess Holdings, Inc.	10,252

Electric Utilities – 3.2%
508	Cleco Corp.	28,661
508	IDACORP, Inc.	28,814
986	OGE Energy Corp.	36,995
961	Westar Energy, Inc.	35,490

		129,960

Electrical Equipment – 1.5%
218	Hubbell, Inc. Class B	26,356
676	Sensata Technologies Holding NV*	33,239

		59,595

Electronic Equipment, Instruments & Components – 3.1%
315	Anixter International, Inc.	28,107
600	Avnet, Inc.	26,706
334	Belden, Inc.	24,405
762	Ingram Micro, Inc. Class A*	21,969
1,679	Vishay Intertechnology, Inc.	26,864

		128,051

Energy Equipment & Services – 2.9%
318	Dril-Quip, Inc.*	32,268
789	Forum Energy Technologies, Inc.*	26,865
274	Oceaneering International, Inc.	19,059
633	Oil States International, Inc.*	40,860

		119,052

Food Products – 0.8%
181	Cal-Maine Foods, Inc.	14,319
580	Pilgrim’s Pride Corp.*	17,325

		31,644

Gas Utilities – 1.6%
601	Atmos Energy Corp.	30,386
1,533	Questar Corp.	36,041

		66,427

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 1.2%
356	Hill-Rom Holdings, Inc.	$15,597
163	Teleflex, Inc.	17,845
576	Thoratec Corp.*	14,400

		47,842

Health Care Providers & Services – 2.1%
1,155	Envision Healthcare Holdings, Inc.*	42,227
602	HealthSouth Corp.	23,713
346	Tenet Healthcare Corp.*	21,168

		87,108

Health Care Technology* – 0.8%
2,214	Allscripts Healthcare Solutions, Inc.	32,712

Hotels, Restaurants & Leisure – 1.5%
409	Jack in the Box, Inc.	24,315
247	MGM Resorts International*	6,044
369	Vail Resorts, Inc.	29,332

		59,691

Household Durables – 2.2%
765	Jarden Corp.*	45,739
245	Lennar Corp. Class A	9,599
352	Meritage Homes Corp.*	14,527
148	Mohawk Industries, Inc.*	21,611

		91,476

Household Products – 1.0%
478	Spectrum Brands Holdings, Inc.	41,395

Independent Power Producers & Energy Traders – 0.6%
747	NRG Energy, Inc.	22,993

Industrial Conglomerates – 1.0%
503	Carlisle Cos., Inc.	41,699

Insurance – 8.0%
1,059	Allied World Assurance Co. Holdings AG	39,172
1,467	American Equity Investment Life Holding Co.	36,294
832	Brown & Brown, Inc.	27,140
2,296	CNO Financial Group, Inc.	40,984
493	Endurance Specialty Holdings Ltd.	28,628
503	HCC Insurance Holdings, Inc.	25,220
543	ProAssurance Corp.	25,087
452	Protective Life Corp.	31,369
300	Torchmark Corp.	16,365
577	Validus Holdings Ltd.	22,566
652	W.R. Berkley Corp.	31,524

		324,349

Internet Software & Services – 0.4%
208	IAC/InterActiveCorp.	14,475

Machinery – 4.6%
644	Actuant Corp. Class A	21,722
276	Crane Co.	19,207
239	Graco, Inc.	18,370
540	Kennametal, Inc.	24,197

Common Stocks – (continued)
Machinery – (continued)
249	Pall Corp.	$21,008
58	SPX Corp.	6,035
724	Terex Corp.	27,085
490	The Timken Co.	22,192
763	Xylem, Inc.	28,429

		188,245

Media – 1.9%
932	Gannett Co., Inc.	31,464
1,020	Live Nation Entertainment, Inc.*	22,399
373	The Madison Square Garden Co. Class A*	24,939

		78,802

Metals & Mining – 2.4%
2,014	AK Steel Holding Corp.*	21,993
190	Reliance Steel & Aluminum Co.	13,285
722	Steel Dynamics, Inc.	16,779
406	TimkenSteel Corp.	19,398
629	United States Steel Corp.	24,311

		95,766

Multi-Utilities – 1.6%
684	CMS Energy Corp.	20,889
379	NorthWestern Corp.	18,298
655	Vectren Corp.	27,006

		66,193

Multiline Retail* – 0.4%
307	Dollar Tree, Inc.	16,463

Oil, Gas & Consumable Fuels – 5.2%
580	Athlon Energy, Inc.*	26,993
1,062	Eclipse Resources Corp.*	19,424
1,057	Laredo Petroleum, Inc.*	24,987
895	Newfield Exploration Co.*	40,114
1,253	Rice Energy, Inc.*	36,688
376	SM Energy Co.	33,479
440	Tesoro Corp.	28,486

		210,171

Paper & Forest Products* – 0.6%
745	KapStone Paper and Packaging Corp.	22,901

Pharmaceuticals* – 1.6%
1,006	Catalent, Inc.	21,629
693	Endo International PLC	44,151

		65,780

Professional Services – 0.3%
248	Robert Half International, Inc.	12,452

Real Estate Investment Trusts – 11.3%
706	American Campus Communities, Inc.	27,894
2,599	Brixmor Property Group, Inc.	61,518
2,689	CBL & Associates Properties, Inc.	51,091
814	Douglas Emmett, Inc.	23,256
1,276	Highwoods Properties, Inc.	54,294

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
314	National Health Investors, Inc.	$20,256
1,456	Pebblebrook Hotel Trust	56,405
1,028	Post Properties, Inc.	56,561
337	PS Business Parks, Inc.	27,479
2,006	Starwood Property Trust, Inc.	47,843
2,737	Strategic Hotels & Resorts, Inc.*	32,516

		459,113

Real Estate Management & Development – 0.8%
1,237	Kennedy-Wilson Holdings, Inc.	32,310

Semiconductors & Semiconductor Equipment – 1.6%
1,157	Fairchild Semiconductor International, Inc.*	20,305
764	Semtech Corp.*	19,906
1,162	Teradyne, Inc.	23,926

		64,137

Software* – 4.0%
1,576	Cadence Design Systems, Inc.	27,801
496	Informatica Corp.	16,891
782	PTC, Inc.	30,256
505	SS&C Technologies Holdings, Inc.	22,856
730	Synopsys, Inc.	29,857
706	Verint System, Inc.	35,392

		163,053

Specialty Retail – 1.7%
431	Foot Locker, Inc.	24,183
325	GNC Acquisition Holdings, Inc. Class A	12,334
179	Lithia Motors, Inc. Class A	15,648
822	Office Depot, Inc.*	4,209
256	The Men’s Wearhouse, Inc.	13,832

		70,206

Textiles, Apparel & Luxury Goods – 2.5%
578	Gildan Activewear, Inc.	33,125
399	Hanesbrands, Inc.	40,970
238	PVH Corp.	27,784

		101,879

Thrifts & Mortgage Finance – 1.1%
2,158	Radian Group, Inc.	31,420
673	Washington Federal, Inc.	14,638

		46,058

Trading Companies & Distributors* – 1.1%
522	WESCO International, Inc.	43,843

TOTAL COMMON STOCKS – 100.4%
(Cost $3,797,413)		$4,079,813

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(14,615)

NET ASSETS – 100.0%		$4,065,198

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

August 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2014, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 2, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$7,500,000	$7,500,050	$7,686,193
Large Cap Value	25,900,000	25,900,173	26,542,986
Mid Cap Value	161,200,000	161,201,075	165,201,904
Small Cap Value	72,600,000	72,600,484	74,402,346

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

REPURCHASE AGREEMENTS — At August 31, 2014, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
BNP Paribas Securities Co.	0.060%	$1,837,755	$6,346,380	$39,499,477	$17,789,467
Citigroup Global Markets, Inc.	0.060	857,619	2,961,644	18,433,089	8,301,751
Merrill Lynch & Co., Inc.	0.060	1,354,058	4,676,013	29,103,215	13,107,279
TD Securities (USA) LLC	0.060	2,205,306	7,615,656	47,399,373	21,347,360
Wells Fargo Securities LLC	0.060	1,245,262	4,300,307	26,764,846	12,054,143
TOTAL		$7,500,000	$25,900,000	$161,200,000	$72,600,000

At August 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 5.000%	05/01/21 to 08/01/44
Federal National Mortgage Association	2.500 to 6.000	06/01/24 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
United States Treasury Bond	5.375	02/15/31
United States Treasury Inflation Protected Securities	0.125 to 0.500	04/15/15 to 04/15/16
United States Treasury Note	0.875	08/15/17

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2014

Growth and Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $398,444,051, $1,298,946,394, $8,713,990,497, $4,895,686,960 and $3,797,413)	$487,193,255
Investments of affiliated issuers, at value (cost $68,244,911 for Small Cap Value Fund)	—
Cash	82,146
Receivables:
Dividends and interest	1,070,028
Fund shares sold	200,451
Foreign tax reclaims	37,173
Investments sold	—
Reimbursement from investment adviser	—
Deferred offering costs	—
Other assets	8,694
Total assets	488,591,747

Liabilities:
Payables:
Fund shares redeemed	538,024
Management fees	283,560
Distribution and service fees and transfer agent fees	191,395
Investments purchased	—
Accrued expenses and other liabilities	184,406
Total liabilities	1,197,385

Net Assets:
Paid-in capital	567,869,700
Undistributed net investment income	1,159,220
Accumulated net realized gain (loss)	(170,384,256)
Net unrealized gain	88,749,698
NET ASSETS	$487,394,362
Net Assets:
Class A	$414,275,620
Class B	11,133,832
Class C	26,741,673
Institutional	29,476,115
Service	368,268
Class IR	3,937,166
Class R	1,461,688
Total Net Assets	$487,394,362
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,861,920
Class B	359,223
Class C	869,080
Institutional	900,751
Service	11,436
Class IR	122,471
Class R	45,601
Net asset value, offering and redemption price per share:(a)
Class A	$32.21
Class B	30.99
Class C	30.77
Institutional	32.72
Service	32.20
Class IR	32.15
Class R	32.05

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $34.08, $19.58, $51.88, $58.62 and $11.65, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$1,536,057,067	$10,454,062,611	$6,224,419,418	$4,079,813
—	—	79,606,982	—
5,807	86,637	99,114	49,893

2,853,414	10,704,512	3,826,946	3,504
402,946	12,703,544	8,861,034	2,063
49,993	—	—	—
—	2,765,513	12,087,765	14,589
15,760	—	227,014	—
—	—	—	77,639
12,268	77,464	41,891	—
1,539,397,255	10,480,400,281	6,329,170,164	4,227,501

2,314,665	49,914,977	19,919,286	—
928,161	5,835,744	4,704,577	2,809
191,635	1,663,683	728,147	279
—	11,724,649	18,561,250	2,006
217,071	549,807	390,555	157,209
3,651,532	69,688,860	44,303,815	162,303

1,247,196,403	7,332,029,900	4,576,278,655	3,711,993
7,292,899	17,252,241	4,763,082	9,795
44,145,748	1,321,357,166	363,730,083	61,010
237,110,673	1,740,072,114	1,340,094,529	282,400
$1,535,745,723	$10,410,711,421	$6,284,866,349	$4,065,198

$260,255,696	$3,153,970,616	$1,080,393,145	$149,505
5,552,968	8,018,376	2,164,688	—
45,534,519	202,082,576	69,318,569	105,255
1,206,894,557	6,347,006,496	4,694,737,251	3,755,349
3,185,087	368,720,093	176,499,963	—
6,618,278	295,017,089	121,894,968	27,584
7,704,618	35,896,175	139,857,765	27,505
$1,535,745,723	$10,410,711,421	$6,284,866,349	$4,065,198

14,066,867	64,327,371	19,501,749	13,576
308,250	172,134	46,909	—
2,549,997	4,388,117	1,512,261	9,597
64,641,962	128,089,747	79,845,940	340,048
172,940	7,618,470	3,263,801	—
360,829	6,080,464	2,209,153	2,500
424,000	743,520	2,562,414	2,500

$18.50	$49.03	$55.40	$11.01
18.01	46.58	46.15	—
17.86	46.05	45.84	10.97
18.67	49.55	58.80	11.04
18.42	48.40	54.08	—
18.34	48.52	55.18	11.03
18.17	48.28	54.58	11.00

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2014

Growth and Income Fund
Investment income:
Dividends (net of foreign withholding taxes of $22,199, $54,586, $0, $147,613 and $33)	$12,244,213
Interest	2,872
Total investment income	12,247,085

Expenses:
Management fees	3,286,655
Distribution and Service fees(a)	1,391,044
Transfer Agent fees(a)	852,658
Registration fees	103,806
Printing and mailing costs	103,682
Professional fees	94,391
Custody, accounting and administrative services	78,575
Shareholder meeting expense	46,383
Trustee fees	22,516
Service Share fees — Shareholder Administration Plan	941
Service Share fees — Service Plan	941
Amortization of offering costs	—
Organization Costs	—
Other	17,289
Total expenses	5,998,881
Less — expense reductions	(263,330)
Net expenses	5,735,551
NET INVESTMENT INCOME	6,511,534

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $14,362, $145,998, $781,319, $0 and $0)	52,774,464
Investments — affiliated issuers	—
Foreign currency transactions	—
Net change in unrealized gain (loss) from:
Investments — unaffiliated issuers	34,285,887
Investments — affiliated issuers	—
Foreign currency translation	494
Net realized and unrealized gain	87,060,845
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,572,379

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$1,003,568	$127,470	$254,233	$5,773	$762,712	$24,219	$48,304	$10,365	$151	$4,713	$2,194
Large Cap Value	619,663	61,885	423,802	34,135	470,944	11,758	80,523	452,322	1,160	214,259	12,971
Mid Cap Value	8,302,671	97,562	1,899,230	151,728	6,310,030	18,537	360,854	2,344,154	141,967	441,940	57,656
Small Cap Value	2,820,702	27,670	693,912	631,347	2,143,733	5,258	131,843	1,608,917	73,689	200,190	239,912
Small/Mid Cap Value	84	—	251	76	64	—	47	789	—	29	29

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund(a)

$29,860,300	$151,223,874	$86,775,698	$29,096
8,656	63,705	76,738	65
29,868,956	151,287,579	86,852,436	29,161

11,238,180	67,693,570	52,477,704	17,528
1,139,485	10,451,191	4,173,631	411
1,243,937	9,675,138	4,403,542	958
126,506	216,525	162,578	17,939
100,226	582,227	470,795	32,211
83,318	92,816	88,723	61,487
134,150	469,126	341,936	39,055
49,388	471,345	262,595	—
25,692	50,513	39,088	11,288
7,249	887,319	460,558	—
7,249	887,319	460,558	—
—	—	—	90,702
—	—	—	12,000
32,927	179,259	120,901	699
14,188,307	91,656,348	63,462,609	284,278
(148,118)	—	(2,398,478)	(264,474)
14,040,189	91,656,348	61,064,131	19,804
15,828,767	59,631,231	25,788,305	9,357

286,882,856	1,703,829,506	521,568,813	61,010
—	—	2,840,856	—
—	—	(1,814)	—

25,760,290	455,303,231	455,110,897	282,400
—	—	(10,146,281)	—
—	—	—	—
312,643,146	2,159,132,737	969,372,471	343,410
$328,471,913	$2,218,763,968	$995,160,776	$352,767

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income	$6,511,534	$5,067,415
Net realized gain	52,774,464	68,312,913
Net change in unrealized gain	34,286,381	22,525,912
Net increase in net assets resulting from operations	93,572,379	95,906,240

Distributions to shareholders:
From net investment income
Class A Shares	(5,366,379)	(4,579,100)
Class B Shares	(77,334)	(115,836)
Class C Shares	(177,566)	(149,392)
Institutional Shares	(427,953)	(251,644)
Service Shares	(4,483)	(5,692)
Class IR Shares	(37,212)	(13,476)
Class R Shares	(13,314)	(7,971)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(6,104,241)	(5,123,111)

From share transactions:
Proceeds from sales of shares	33,190,470	33,157,534
Reinvestment of distributions	5,972,060	4,987,103
Cost of shares redeemed	(79,431,964)	(122,791,861)
Net increase (decrease) in net assets resulting from share transactions	(40,269,434)	(84,647,224)
TOTAL INCREASE (DECREASE)	47,198,704	6,135,905

Net assets:
Beginning of year	440,195,658	434,059,753
End of year	$487,394,362	$440,195,658
Undistributed net investment income	$1,159,220	$861,831

(a)	Commenced operations on January 31, 2014.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund		Small/Mid Cap Value Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014(a)	For the Fiscal Year Ended August 31, 2013

$15,828,767	$16,093,546	$59,631,231	$65,061,048	$25,788,305	$35,759,802	$9,357	$—
286,882,856	279,916,736	1,703,829,506	1,430,150,399	524,407,855	373,284,234	61,010	—
25,760,290	37,742,107	455,303,231	329,795,847	444,964,616	398,114,976	282,400	—
328,471,913	333,752,389	2,218,763,968	1,825,007,294	995,160,776	807,159,012	352,767	—

(1,513,190)	(4,249,526)	(15,099,431)	(27,315,684)	(4,159,357)	(9,074,191)	—	—
—	(28,592)	—	—	—	(7,694)	—	—
(20,449)	(146,312)	—	(231,058)	—	(347,142)	—	—
(11,520,072)	(13,701,820)	(47,767,342)	(51,149,774)	(22,049,182)	(29,648,112)	—	—
(13,780)	(27,510)	(1,332,203)	(2,062,564)	(560,679)	(1,352,600)	—	—
(1,444,396)	(1,568,373)	(843,215)	(795,012)	(521,770)	(410,127)	—	—
(29,460)	(50,353)	(98,131)	(114,948)	(230,422)	(453,112)	—	—

—	—	(492,502,746)	—	(111,483,030)	(43,582,618)	—	—
—	—	(1,668,030)	—	(326,290)	(219,902)	—	—
—	—	(27,991,344)	—	(7,182,985)	(3,526,097)	—	—
—	—	(818,935,019)	—	(288,325,511)	(101,314,401)	—	—
—	—	(50,965,016)	—	(17,459,319)	(6,454,974)	—	—
—	—	(16,845,350)	—	(8,052,327)	(1,509,568)	—	—
—	—	(4,179,219)	—	(10,627,996)	(2,499,193)	—	—
(14,541,347)	(19,772,486)	(1,478,227,046)	(81,669,040)	(470,978,868)	(200,399,731)	—	—

216,962,386	359,576,176	2,361,232,626	2,395,866,486	2,515,156,976	1,695,550,210	3,714,572	—
13,608,739	18,297,679	1,350,080,936	74,417,355	454,113,027	193,341,319	—	—
(482,955,091)	(692,573,547)	(3,309,755,308)	(2,548,671,160)	(1,647,294,346)	(1,088,769,758)	(2,141)	—
(252,383,966)	(314,699,692)	401,558,254	(78,387,319)	1,321,975,657	800,121,771	3,712,431	—
61,546,600	(719,789)	1,142,095,176	1,664,950,935	1,846,157,565	1,406,881,052	4,065,198	—

1,474,199,123	1,474,918,912	9,268,616,245	7,603,665,310	4,438,708,784	3,031,827,732	—	—
$1,535,745,723	$1,474,199,123	$10,410,711,421	$9,268,616,245	$6,284,866,349	$4,438,708,784	$4,065,198	$—
$7,292,899	$6,005,479	$17,252,241	$24,198,318	$4,763,082	$6,972,117	$9,795	$—

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$26.70	$0.42		$5.48	$5.90	$(0.39)
2014 - B	25.69	0.19		5.27	5.46	(0.16)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - B	20.90	0.11		4.83	4.94	(0.15)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(d)	2.58	2.90	(0.26)
2012 - B	18.38	0.17	(d)	2.48	2.65	(0.13)
2012 - C	18.28	0.16	(d)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(d)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(d)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(d)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(d)	2.57	2.83	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)
2010 - A	17.65	0.22	(e)	0.18	0.40	(0.21)
2010 - B	17.06	0.08	(e)	0.19	0.27	(0.08)
2010 - C	16.98	0.07	(e)	0.19	0.26	(0.08)
2010 - Institutional	17.91	0.30	(e)	0.20	0.50	(0.29)
2010 - Service	17.63	0.20	(e)	0.20	0.40	(0.20)
2010 - IR	17.63	0.26	(e)	0.20	0.46	(0.27)
2010 - R	17.60	0.16	(e)	0.21	0.37	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.21% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$32.21	22.27%	$414,276	1.18%	1.24%	1.42%		40%
30.99	21.33	11,134	1.93	1.99	0.68		40
30.77	21.32	26,742	1.93	1.99	0.67		40
32.72	22.73	29,476	0.78	0.84	1.82		40
32.20	22.12	368	1.28	1.34	1.33		40
32.15	22.58	3,937	0.93	0.98	1.71		40
32.05	21.94	1,462	1.43	1.49	1.16		40
26.70	24.68	379,500	1.19	1.24	1.21		83
25.69	23.75	14,140	1.94	1.99	0.46		83
25.54	23.77	24,154	1.94	1.99	0.46		83
27.12	25.20	19,279	0.79	0.84	1.60		83
26.69	24.62	356	1.29	1.34	1.09		83
26.65	24.98	2,158	0.94	1.01	1.54		83
26.60	24.41	609	1.44	1.49	0.94		83
21.68	15.36	374,273	1.19	1.22	1.63	(d)	115
20.90	14.49	19,213	1.94	1.97	0.90	(d)	115
20.78	14.49	20,726	1.94	1.97	0.85	(d)	115
22.01	15.81	18,001	0.79	0.82	2.06	(d)	115
21.66	15.16	566	1.29	1.32	1.50	(d)	115
21.64	15.61	480	0.94	0.97	1.78	(d)	115
21.60	14.99	801	1.44	1.47	1.31	(d)	115
19.04	7.82	505,502	1.19	1.21	1.02		60
18.38	7.04	27,327	1.94	1.96	0.28		60
18.28	7.06	21,860	1.94	1.96	0.27		60
19.33	8.20	44,224	0.79	0.81	1.48		60
19.04	7.77	646	1.29	1.31	0.95		60
19.02	8.16	696	0.94	0.96	1.77		60
18.99	7.65	591	1.44	1.46	0.75		60
17.84	2.30	625,385	1.17	1.18	1.15	(e)	93
17.25	1.55	38,763	1.92	1.93	0.41	(e)	93
17.16	1.52	24,908	1.92	1.93	0.40	(e)	93
18.12	2.74	468,009	0.77	0.78	1.54	(e)	93
17.83	2.21	1,625	1.27	1.28	1.06	(e)	93
17.82	2.55	65	0.92	0.93	1.37	(e)	93
17.79	2.04	498	1.42	1.43	0.87	(e)	93

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$15.06	$0.13		$3.41	$3.54	$(0.10)
2014 - B	14.68	—	(d)	3.33	3.33	—
2014 - C	14.56	—	(d)	3.31	3.31	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)
2014 - IR	14.94	0.17		3.38	3.55	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)
2013 - B	11.83	0.01		2.88	2.89	(0.04)
2013 - C	11.74	0.01		2.86	2.87	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)
2012 - B	10.41	0.06	(f)	1.39	1.45	(0.03)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—
2011 - C	9.57	(0.01)		0.77	0.76	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)
2010 - A	9.81	0.07	(g)	0.12	0.19	(0.10)
2010 - B	9.56	(0.01	)(g)	0.11	0.10	(0.02)
2010 - C	9.49	(0.01	)(g)	0.12	0.11	(0.03)
2010 - Institutional	9.92	0.11	(g)	0.11	0.22	(0.13)
2010 - Service	9.76	0.06	(g)	0.12	0.18	(0.09)
2010 - IR	9.76	0.10	(g)	0.11	0.21	(0.12)
2010 - R	9.72	0.03	(g)	0.14	0.17	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less that $0.005.
(e)	Amount is less than 0.005% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.50	23.62%	$260,256	1.19%	1.20%	0.74%		67%
18.01	22.68	5,553	1.94	1.95	—	(e)	67
17.86	22.73	45,535	1.94	1.95	(0.01)		67
18.67	24.15	1,206,895	0.79	0.80	1.14		67
18.42	23.53	3,185	1.29	1.30	0.64		67
18.34	23.93	6,618	0.95	0.95	1.05		67
18.17	23.33	7,705	1.44	1.45	0.49		67
15.06	25.56	229,781	1.20	1.20	0.89		98
14.68	24.54	6,806	1.95	1.95	0.10		98
14.56	24.56	37,763	1.95	1.95	0.08		98
15.20	25.95	1,048,489	0.80	0.80	1.22		98
14.99	25.39	2,985	1.30	1.30	0.74		98
14.94	25.82	141,673	0.95	0.95	1.07		98
14.80	25.22	6,702	1.45	1.45	0.58		98
12.13	14.69	418,274	1.19	1.19	1.31	(f)	123
11.83	13.87	8,320	1.94	1.94	0.56	(f)	123
11.74	13.89	34,854	1.94	1.94	0.55	(f)	123
12.26	15.19	900,661	0.79	0.79	1.75	(f)	123
12.06	14.63	3,424	1.29	1.29	1.23	(f)	123
12.05	14.99	103,975	0.94	0.94	1.52	(f)	123
11.93	14.38	5,411	1.44	1.44	1.02	(f)	123
10.70	8.75	555,309	1.17	1.17	0.63		76
10.41	7.99	11,360	1.92	1.92	(0.11)		76
10.33	7.94	43,479	1.92	1.92	(0.11)		76
10.82	9.18	1,418,409	0.77	0.77	1.04		76
10.64	8.56	6,374	1.27	1.27	0.54		76
10.64	8.99	93,853	0.92	0.92	0.89		76
10.54	8.44	5,318	1.42	1.42	0.39		76
9.90	1.87	616,533	1.17	1.17	0.67	(g)	108
9.64	1.02	14,485	1.92	1.92	(0.05	)(g)	108
9.57	1.10	53,186	1.92	1.92	(0.07	)(g)	108
10.01	2.22	1,648,589	0.77	0.77	1.06	(g)	108
9.85	1.83	6,149	1.27	1.27	0.58	(g)	108
9.85	2.12	80,471	0.92	0.92	0.92	(g)	108
9.77	1.71	3,578	1.42	1.42	0.31	(g)	108

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$46.08	$0.18		$10.10	$10.28	$(0.22)	$(7.11)	$(7.33)
2014 - B	44.21	(0.15)		9.63	9.48	—	(7.11)	(7.11)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - B	35.86	(0.03)		8.38	8.35	—	—	—
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(d)	3.88	4.19	(0.17)	—	(0.17)
2012 - B	32.09	0.04	(d)	3.73	3.77	—	—	—
2012 - C	31.83	0.05	(d)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(d)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(d)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(d)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(d)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(e)	4.27	4.44	(0.13)	—	(0.13)
2011 - B	28.06	(0.09	)(e)	4.12	4.03	—	—	—
2011 - C	27.83	(0.09	)(e)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(e)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(e)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(e)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(e)	4.27	4.33	(0.15)	—	(0.15)
2010 - A	26.29	0.16	(f)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(f)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(f)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(f)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(f)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(f)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(f)	3.00	3.02	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$49.03	24.77%	$3,153,971	1.14%	1.14%	0.38%		87%
46.58	23.83	8,018	1.89	1.89	(0.33)		87
46.05	23.81	202,083	1.89	1.89	(0.38)		87
49.55	25.25	6,347,006	0.74	0.74	0.77		87
48.40	24.63	368,720	1.24	1.24	0.28		87
48.52	25.07	295,017	0.89	0.89	0.66		87
48.28	24.44	35,896	1.39	1.39	0.12		87
46.08	24.20	3,297,185	1.14	1.14	0.58		103
44.21	23.29	11,846	1.89	1.89	(0.08)		103
43.79	23.29	174,875	1.89	1.89	(0.18)		103
46.52	24.74	5,328,684	0.74	0.74	0.96		103
45.59	24.11	334,583	1.24	1.24	0.47		103
45.70	24.54	97,243	0.89	0.89	0.80		103
45.54	23.91	24,201	1.39	1.39	0.28		103
37.43	12.56	3,074,173	1.15	1.15	0.91	(d)	80
35.86	11.71	31,728	1.90	1.90	0.14	(d)	80
35.57	11.72	160,062	1.90	1.90	0.16	(d)	80
37.77	12.96	3,985,625	0.75	0.75	1.31	(d)	80
37.02	12.41	268,412	1.25	1.25	0.81	(d)	80
37.12	12.83	70,409	0.90	0.90	1.20	(d)	80
37.04	12.28	13,255	1.40	1.40	0.73	(d)	80
33.41	15.22	3,278,879	1.16	1.16	0.47	(e)	77
32.09	14.36	44,088	1.91	1.91	(0.25	)(e)	77
31.83	14.37	166,559	1.91	1.91	(0.28	)(e)	77
33.74	15.73	3,633,400	0.76	0.76	0.86	(e)	77
33.06	15.16	269,370	1.26	1.26	0.37	(e)	77
33.18	15.51	40,531	0.91	0.91	0.62	(e)	77
33.14	14.94	5,972	1.41	1.41	0.18	(e)	77
29.10	11.84	2,819,867	1.16	1.16	0.54	(f)	104
28.06	10.98	56,681	1.91	1.91	(0.16	)(f)	104
27.83	10.98	147,697	1.91	1.91	(0.19	)(f)	104
29.37	12.26	2,710,882	0.76	0.76	0.93	(f)	104
28.80	11.74	232,356	1.26	1.26	0.44	(f)	104
28.93	12.10	1,764	0.91	0.91	0.54	(f)	104
28.96	11.56	1,862	1.41	1.41	0.06	(f)	104

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$50.43	$0.12		$9.94	$10.06	$(0.18)	$(4.91)	$(5.09)
2014 - B	42.90	(0.24)		8.40	8.16	—	(4.91)	(4.91)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(d)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - B	36.96	0.03	(d)	8.27	8.30	(0.08)	(2.28)	(2.36)
2013 - C	36.89	0.01	(d)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(d)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(d)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(d)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(d)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(e)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - B	32.61	(0.02	)(e)	5.04	5.02	—	(0.67)	(0.67)
2012 - C	32.55	(0.03	)(e)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(e)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(e)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(e)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(e)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(f)	6.43	6.53	(0.09)	—	(0.09)
2011 - B	27.19	(0.14	)(f)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(f)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(f)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(f)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(f)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(f)	6.43	6.39	(0.08)	—	(0.08)
2010 - A	28.58	0.09	(g)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(g)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(g)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(g)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(g)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(g)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(g)	2.80	2.79	(0.24)	—	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.26 per share and 0.55% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.17 per share and 0.41% of net assets.
(f)	Reflects Income recognized from a special dividend which amounted to $0.06 per share and 0.16% of average net assets.
(g)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.14% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$55.40	20.72%	$1,080,393	1.35%	1.40%	0.22%		46%
46.15	19.85	2,165	2.10	2.15	(0.54)		46
45.84	19.85	69,319	2.10	2.15	(0.55)		46
58.80	21.22	4,694,737	0.95	1.00	0.58		46
54.08	20.62	176,500	1.45	1.50	0.10		46
55.18	21.05	121,895	1.10	1.15	0.43		46
54.58	20.44	139,858	1.60	1.65	(0.06)		46
50.43	24.86	1,141,424	1.38	1.42	0.75	(d)	57
42.90	23.89	3,122	2.13	2.17	0.08	(d)	57
42.64	23.89	64,751	2.13	2.17	0.03	(d)	57
53.22	25.34	2,891,932	0.98	1.02	1.12	(d)	57
49.36	24.70	162,696	1.48	1.52	0.65	(d)	57
50.25	25.16	73,723	1.13	1.17	0.86	(d)	57
49.80	24.51	101,060	1.63	1.67	0.40	(d)	57
43.11	16.43	931,473	1.41	1.44	0.68	(e)	50
36.96	15.59	3,973	2.16	2.19	(0.04	)(e)	50
36.89	15.59	58,926	2.16	2.19	(0.07	)(e)	50
45.36	16.91	1,852,215	1.01	1.04	1.07	(e)	50
42.30	16.33	115,385	1.51	1.54	0.57	(e)	50
43.00	16.74	24,332	1.16	1.19	0.90	(e)	50
42.65	16.17	45,525	1.66	1.69	0.42	(e)	50
37.73	20.85	827,768	1.45	1.46	0.25	(f)	46
32.61	19.93	9,700	2.20	2.21	(0.43	)(f)	46
32.55	19.93	58,293	2.20	2.21	(0.49	)(f)	46
39.65	21.33	1,568,115	1.05	1.06	0.62	(f)	46
37.01	20.74	76,841	1.55	1.56	0.14	(f)	46
37.65	21.12	11,801	1.20	1.21	0.38	(f)	46
37.39	20.56	25,269	1.70	1.71	(0.10	)(f)	46
31.29	10.11	670,228	1.48	1.48	0.28	(g)	56
27.19	9.28	14,521	2.23	2.23	(0.45	)(g)	56
27.14	9.27	52,143	2.23	2.23	(0.47	)(g)	56
32.86	10.53	943,868	1.08	1.08	0.67	(g)	56
30.71	10.05	58,064	1.58	1.58	0.17	(g)	56
31.24	10.39	3,660	1.23	1.23	0.48	(g)	56
31.08	9.83	8,869	1.73	1.73	(0.03	)(g)	56

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced on January 31, 2014)	$10.00	$(0.02)	$1.03	$1.01
2014 - C (Commenced on January 31, 2014)	10.00	(0.06)	1.03	0.97
2014 - Institutional (Commenced on January 31, 2014)	10.00	0.03	1.01	1.04
2014 - IR (Commenced on January 31, 2014)	10.00	0.02	1.01	1.03
2014 - R (Commenced on January 31, 2014)	10.00	(0.01)	1.01	1.00

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$11.01	10.10%	$150	1.33%	6.90%	(0.27)%	53%
10.97	9.70	105	2.08	8.31	(1.01)	53
11.04	10.40	3,755	0.93	12.86	0.49	53
11.03	10.30	28	1.08	13.25	0.39	53
11.00	10.00	28	1.58	13.76	(0.11)	53

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, B, C, Institutional, Service, IR and R	Diversified
Small/Mid Cap Value (Commenced January 31, 2014)	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of Small/Mid Cap Value Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of Small/Mid Cap Value Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Investment Company — Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these instruments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are classified as Level 2.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2014:

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,012,960	$—	$—
North America	472,680,295	—	—
Short-term Investments	—	7,500,000	—
Total	$479,693,255	$7,500,000	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$41,355,940	$—	$—
North America	1,468,801,127	—	—
Short-term Investments	—	25,900,000	—
Total	$1,510,157,067	$25,900,000	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$85,220,804	$—	$—
Europe	283,380,585	—	—
North America	9,924,261,222	—	—
Short-term Investments	—	161,200,000	—
Total	$10,292,862,611	$161,200,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$22,880,071	$—	$—
Europe	9,406,300	—	—
North America	6,199,140,029	—	—
Short-term Investments	—	72,600,000	—
Total	$6,231,426,400	$72,600,000	$—

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$116,562	$—	$—
North America	3,963,251	—	—
Total	$4,079,813	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.72	0.72
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.68	0.68
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.93	0.91	#
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.85

#	GSAM agreed to waive a portion of its management fees, in order to achieve effective net management fee rates shown above through at least December 29, 2014. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended August 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Growth and Income	$38,779	$—	$—
Large Cap Value	17,172	—	29
Mid Cap Value	87,364	—	20
Small Cap Value	8,902	—	15
Small/Mid Cap Value	224	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds are 0.024%, 0.004%, 0.104%, 0.004% and 0.044%, respectively. These Other Expense limitations will remain in place through at least December 29, 2014 (January 31, 2015 for the Small/Mid Cap Value Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Growth and Income	$—	$263,330	$263,330
Large Cap Value	—	148,118	148,118
Small Cap Value	1,400,001	998,477	2,398,478
Small/Mid Cap Value	—	264,474	264,474

G.  Line of Credit Facility — As of August 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2014, Goldman Sachs earned $332, $1,405, $353,465, $105,853, and $27 in brokerage commissions from portfolio transactions, on behalf of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended August 31, 2014:

Fund	Name of Affiliated Issuer	Market Value 8/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/2014	Dividend Income
Mid Cap Value	Triumph Group Inc.(a)	$88,283,872	$106,344,905	$(27,089,056)	$(3,523,895)	$(235,961)	$163,779,865	$387,998
Small Cap Value	Apollo Commercial Real Estate Finance, Inc(a)	24,764,405	5,859,383	—	—	3,312,210	33,935,998	3,048,050
	Premiere Global Services, Inc.	22,119,671	4,837,280	(4,965,208)	741,795	8,964,532	31,698,070	—
	Rex Energy Corp.	57,064,904	14,904,955	(7,049,195)	2,099,061	(19,110,813)	47,908,912	—

(a)	Issuer was no longer affiliated as of August 31, 2014.

As of August 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding Class A, Class C, Institutional, Class IR and Class R shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Small/Mid Cap Value	7%	10%	86%	100%	100%

As of August 31, 2014, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 9% of total outstanding shares of the Large Cap Value Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Growth and Income	$187,457,018	$231,181,258
Large Cap Value	1,023,192,216	1,287,780,455
Mid Cap Value	8,564,383,752	9,657,923,011
Small Cap Value	3,453,862,266	2,545,603,466
Small/Mid Cap Value	5,642,727	1,898,517

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary income	$6,104,241	$14,541,347	$340,978,509	$117,241,214	$—
Net long-term capital gains	—	—	1,137,248,537	353,737,654	—
Total taxable distributions	$6,104,241	$14,541,347	$1,478,227,046	$470,978,868	$—

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions paid from:
Ordinary income	$5,123,111	$19,772,486	$81,669,040	$49,226,375
Net long-term capital gains	—	—	—	151,173,356
Total taxable distributions	$5,123,111	$19,772,486	$81,669,040	$200,399,731

As of August 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$621,602	$7,292,897	$412,582,928	$105,817,490	$75,243
Undistributed long-term capital gains	—	48,792,288	941,192,129	271,700,246	1,311
Total undistributed earnings	$621,602	$56,085,185	$1,353,775,057	$377,517,736	$76,554
Capital loss carryovers:(1)(2)
Expiring 2018	$(168,871,399)	$—	$—	$—	$—
Total capital loss carryovers	$(168,871,399)	$—	$—	$—	$—
Timing differences (Post October Loss Deferrals)	—	—	—	—	—
Unrealized gains — net	87,773,959	232,464,135	1,724,906,464	1,331,069,958	276,651
Total accumulated earnings — net	$(80,475,838)	$288,549,320	$3,078,681,521	$1,708,587,694	$353,205

(1)	Expiration occurs on August 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	Growth and Income Fund and Large Cap Value Fund utilized $52,510,982 and $228,316,700, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

6. TAX INFORMATION (continued)

As of August 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$399,419,290	$1,303,592,932	$8,729,156,147	$4,972,956,442	$3,803,162
Gross unrealized gain	89,884,355	240,433,822	1,782,187,544	1,392,216,988	338,689
Gross unrealized loss	(2,110,390)	(4,646,538)	(57,281,080)	(61,147,030)	(62,038)
Net unrealized gain	$87,773,965	$235,787,284	$1,724,906,464	$1,331,069,958	$276,651
Net unrealized loss on other investments	(6)	(3,323,149)	—	—	—
Net unrealized gain	$87,773,959	$232,464,135	$1,724,906,464	$1,331,069,958	$276,651

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments, real estate investment trusts and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions, the differences in the tax treatment of underlying fund investments, real estate investment trusts, partnership investments and passive foreign investment company investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth and Income	$—	$109,904	$(109,904)
Large Cap Value	—	—	—
Mid Cap Value	120,367,306	(118,930,320)	(1,436,986)
Small Cap Value	31,253,206	(30,777,276)	(475,930)
Small/Mid Cap Value	(438)	—	438

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Funds in their investment

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and are required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No contingent deferred sales charges (“CDSCs”) will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	504,808	$14,835,766	791,958	$19,443,719
Reinvestment of distributions	180,525	5,275,767	193,594	4,473,120
Shares converted from Class B(a)	57,812	1,701,680	91,558	2,234,700
Shares redeemed	(2,093,331)	(61,961,506)	(4,130,730)	(99,979,513)
	(1,350,186)	(40,148,293)	(3,053,620)	(73,827,974)
Class B Shares
Shares sold	10,363	288,316	15,139	354,209
Reinvestment of distributions	2,742	76,152	5,210	113,412
Shares converted to Class A(a)	(60,089)	(1,701,680)	(95,052)	(2,234,700)
Shares redeemed	(144,179)	(4,102,267)	(294,315)	(6,829,828)
	(191,163)	(5,439,479)	(369,018)	(8,596,907)
Class C Shares
Shares sold	105,052	2,969,114	171,695	4,158,653
Reinvestment of distributions	5,634	156,855	6,103	133,115
Shares redeemed	(187,520)	(5,216,013)	(229,464)	(5,379,527)
	(76,834)	(2,090,044)	(51,666)	(1,087,759)
Institutional Shares
Shares sold	429,132	12,714,092	274,750	6,944,321
Reinvestment of distributions	13,839	413,191	10,206	242,836
Shares redeemed	(253,053)	(7,631,117)	(391,951)	(9,155,651)
	189,918	5,496,166	(106,995)	(1,968,494)
Service Shares
Shares sold	2,631	79,191	4,290	110,592
Reinvestment of distributions	25	724	140	3,172
Shares redeemed	(4,550)	(139,707)	(17,240)	(438,798)
	(1,894)	(59,792)	(12,810)	(325,034)
Class IR Shares
Shares sold	48,200	1,520,398	77,472	1,956,841
Reinvestment of distributions	1,275	37,212	579	13,476
Shares redeemed	(7,952)	(237,194)	(19,270)	(463,308)
	41,523	1,320,416	58,781	1,507,009
Class R Shares
Shares sold	27,265	783,593	8,083	189,199
Reinvestment of distributions	416	12,159	350	7,972
Shares redeemed	(4,988)	(144,160)	(22,586)	(545,236)
	22,693	651,592	(14,153)	(348,065)
NET DECREASE	(1,365,943)	$(40,269,434)	(3,549,481)	$(84,647,224)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,136,680	$52,852,500	3,288,434	$44,601,786
Reinvestment of distributions	90,848	1,458,128	335,643	4,155,213
Shares converted from Class B(a)	20,042	330,786	35,470	477,987
Shares redeemed	(4,441,658)	(75,090,853)	(22,871,244)	(308,036,472)
	(1,194,088)	(20,449,439)	(19,211,697)	(258,801,486)
Class B Shares
Shares sold	6,907	110,226	9,384	123,836
Reinvestment of distributions	—	—	2,036	24,685
Shares converted to Class A(a)	(20,524)	(330,786)	(36,293)	(477,987)
Shares redeemed	(141,787)	(2,317,781)	(214,932)	(2,894,679)
	(155,404)	(2,538,341)	(239,805)	(3,224,145)
Class C Shares
Shares sold	320,446	5,150,437	347,993	4,727,200
Reinvestment of distributions	1,029	16,037	9,196	110,597
Shares redeemed	(365,638)	(5,991,461)	(732,155)	(9,592,357)
	(44,163)	(824,987)	(374,966)	(4,754,560)
Institutional Shares
Shares sold	7,976,282	135,304,068	20,536,629	284,431,301
Reinvestment of distributions	659,652	10,653,393	993,277	12,376,232
Shares redeemed	(12,971,811)	(219,055,282)	(26,033,594)	(355,254,548)
	(4,335,877)	(73,097,821)	(4,503,688)	(58,447,015)
Service Shares
Shares sold	35,811	597,368	85,395	1,151,173
Reinvestment of distributions	489	7,824	991	12,226
Shares redeemed	(62,550)	(1,009,418)	(171,090)	(2,267,821)
	(26,250)	(404,226)	(84,704)	(1,104,422)
Class IR Shares
Shares sold	1,271,813	20,983,126	1,648,637	22,565,950
Reinvestment of distributions	90,957	1,444,396	127,926	1,568,373
Shares redeemed	(10,485,942)	(177,099,655)	(920,657)	(12,515,272)
	(9,123,172)	(154,672,133)	855,906	11,619,051
Class R Shares
Shares sold	117,871	1,964,661	148,112	1,974,930
Reinvestment of distributions	1,834	28,961	4,131	50,353
Shares redeemed	(148,593)	(2,390,641)	(152,766)	(2,012,398)
	(28,888)	(397,019)	(523)	12,885
NET DECREASE	(14,907,842)	$(252,383,966)	(23,559,477)	$(314,699,692)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,609,556	$674,991,568	21,238,354	$886,798,661
Reinvestment of distributions	11,190,520	474,925,689	675,423	25,672,793
Shares converted from Class B(a)	5,414	245,040	38,671	1,612,347
Shares redeemed	(33,023,938)	(1,520,926,228)	(32,544,153)	(1,377,527,793)
	(7,218,448)	(370,763,931)	(10,591,705)	(463,443,992)
Class B Shares
Shares sold	7,320	316,401	11,013	450,903
Reinvestment of distributions	38,609	1,565,599	—	—
Shares converted to Class A(a)	(5,674)	(245,040)	(40,203)	(1,612,347)
Shares redeemed	(136,037)	(5,959,707)	(587,654)	(23,791,102)
	(95,782)	(4,322,747)	(616,844)	(24,952,546)
Class C Shares
Shares sold	578,534	24,773,952	398,864	16,684,161
Reinvestment of distributions	537,431	21,545,591	4,858	176,407
Shares redeemed	(721,694)	(31,394,878)	(910,295)	(36,164,165)
	394,271	14,924,665	(506,573)	(19,303,597)
Institutional Shares
Shares sold	27,696,045	1,292,926,043	30,965,173	1,339,626,572
Reinvestment of distributions	18,281,663	781,906,738	1,198,035	45,824,836
Shares redeemed	(32,437,518)	(1,499,672,015)	(23,125,109)	(979,713,347)
	13,540,190	575,160,766	9,038,099	405,738,061
Service Shares
Shares sold	1,604,814	73,164,548	2,395,015	100,932,159
Reinvestment of distributions	1,152,450	48,322,230	48,877	1,839,232
Shares redeemed	(2,477,988)	(112,674,260)	(2,354,619)	(96,926,184)
	279,276	8,812,518	89,273	5,845,207
Class IR Shares
Shares sold	6,408,598	279,400,837	899,485	37,752,580
Reinvestment of distributions	421,908	17,686,371	20,977	789,139
Shares redeemed	(2,877,904)	(128,848,654)	(689,185)	(28,155,162)
	3,952,602	168,238,554	231,277	10,386,557
Class R Shares
Shares sold	341,697	15,659,277	322,804	13,621,450
Reinvestment of distributions	98,608	4,128,718	3,055	114,948
Shares redeemed	(228,253)	(10,279,566)	(152,300)	(6,393,407)
	212,052	9,508,429	173,559	7,342,991
NET INCREASE (DECREASE)	11,064,161	$401,558,254	(2,182,914)	$(78,387,319)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,591,513	$299,944,726	7,675,173	$359,889,403
Reinvestment of distributions	2,092,273	107,459,174	1,215,857	49,974,775
Shares converted from Class B(a)	1,661	87,897	3,620	166,779
Shares redeemed	(10,815,291)	(577,342,866)	(7,868,335)	(357,727,733)
	(3,129,844)	(169,851,069)	1,026,315	52,303,224
Class B Shares
Shares sold	1,006	44,768	4,388	175,014
Reinvestment of distributions	7,230	311,023	6,145	216,119
Shares converted to Class A(a)	(1,981)	(87,897)	(4,237)	(166,779)
Shares redeemed	(32,124)	(1,441,891)	(41,012)	(1,600,581)
	(25,869)	(1,173,997)	(34,716)	(1,376,227)
Class C Shares
Shares sold	226,793	10,030,220	230,467	9,012,118
Reinvestment of distributions	129,672	5,540,863	88,703	3,101,075
Shares redeemed	(362,587)	(16,209,846)	(398,201)	(15,573,882)
	(6,122)	(638,763)	(79,031)	(3,460,689)
Institutional Shares
Shares sold	35,914,269	2,031,071,807	23,526,258	1,147,673,448
Reinvestment of distributions	5,613,555	305,096,723	2,959,104	127,959,330
Shares redeemed	(16,020,469)	(907,919,930)	(12,979,061)	(635,479,417)
	25,507,355	1,428,248,600	13,506,301	640,153,361
Service Shares
Shares sold	1,070,225	56,328,299	1,428,069	65,493,688
Reinvestment of distributions	336,878	16,901,197	179,280	7,218,191
Shares redeemed	(1,439,224)	(74,842,656)	(1,039,428)	(46,687,054)
	(32,121)	(1,613,160)	567,921	26,024,825
Class IR Shares
Shares sold	1,283,318	68,451,418	1,173,865	54,745,271
Reinvestment of distributions	167,409	8,547,903	46,957	1,919,695
Shares redeemed	(708,611)	(37,728,721)	(319,596)	(14,991,435)
	742,116	39,270,600	901,226	41,673,531
Class R Shares
Shares sold	932,290	49,285,738	1,250,978	58,561,268
Reinvestment of distributions	202,331	10,256,144	72,604	2,952,134
Shares redeemed	(601,404)	(31,808,436)	(361,873)	(16,709,656)
	533,217	27,733,446	961,709	44,803,746
NET INCREASE	23,588,732	$1,321,975,657	16,849,725	$800,121,771

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2014(a)

	Shares	Dollars

Class A Shares
Shares sold	13,578	$142,360
Shares redeemed	(2)	(15)
	13,576	142,345
Class C Shares
Shares sold	9,599	101,057
Shares redeemed	(2)	(15)
	9,597	101,042
Institutional Shares
Shares sold	340,247	3,421,125
Shares redeemed	(199)	(2,081)
	340,048	3,419,044
Class IR Shares
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
Class R Shares
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
NET INCREASE	368,221	$3,712,431

(a)	Commenced operations on January 31, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs Small/Mid Cap Value Fund (collectively the “Fundamental Equity Value Funds”), funds of the Goldman Sachs Trust, at August 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2014

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
Class A
Actual	$1,000.00	$1,086.80		$6.15	$1,000.00	$1,087.60		$6.21	$1,000.00	$1,078.30		$5.92	$1,000.00	$1,028.00		$6.90	$1,000.00	$1,055.60		$6.89
Hypothetical 5% return	1,000.00	1,019.31	+	5.96	1,000.00	1,019.26	+	6.01	1,000.00	1,019.51	+	5.75	1,000.00	1,018.40	+	6.87	1,000.00	1,018.50	+	6.77
Class B
Actual	1,000.00	1,082.40		10.08	1,000.00	1,083.60		10.14	1,000.00	1,074.00		9.83	1,000.00	1,024.20		10.71	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.53	+	9.75	1,000.00	1,015.48	+	9.80	1,000.00	1,015.73	+	9.55	1,000.00	1,014.62	+	10.66	N/A	N/A		N/A
Class C
Actual	1,000.00	1,082.40		10.08	1,000.00	1,083.70		10.14	1,000.00	1,074.20		9.83	1,000.00	1,024.10		10.71	1,000.00	1,052.80		10.76
Hypothetical 5% return	1,000.00	1,015.53	+	9.75	1,000.00	1,015.48	+	9.80	1,000.00	1,015.73	+	9.55	1,000.00	1,014.62	+	10.66	1,000.00	1,014.72	+	10.56
Institutional
Actual	1,000.00	1,088.80		4.05	1,000.00	1,089.90		4.11	1,000.00	1,080.20		3.83	1,000.00	1,030.10		4.86	1,000.00	1,058.50		4.83
Hypothetical 5% return	1,000.00	1,021.32	+	3.92	1,000.00	1,021.27	+	3.97	1,000.00	1,021.53	+	3.72	1,000.00	1,020.42	+	4.84	1,000.00	1,020.52	+	4.74
Service
Actual	1,000.00	1,086.00		6.68	1,000.00	1,087.40		6.73	1,000.00	1,077.70		6.44	1,000.00	1,027.60		7.41	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.80	+	6.46	1,000.00	1,018.75	+	6.51	1,000.00	1,019.00	+	6.26	1,000.00	1,017.90	+	7.38	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,087.90		4.84	1,000.00	1,089.10		4.95	1,000.00	1,079.70		4.61	1,000.00	1,029.30		5.63	1,000.00	1,057.50		5.60
Hypothetical 5% return	1,000.00	1,020.57	+	4.69	1,000.00	1,020.47	+	4.79	1,000.00	1,020.77	+	4.48	1,000.00	1,019.66	+	5.60	1,000.00	1,019.76	+	5.50
Class R
Actual	1,000.00	1,085.00		7.46	1,000.00	1,086.10		7.52	1,000.00	1,077.00		7.22	1,000.00	1,026.70		8.17	1,000.00	1,054.70		8.18
Hypothetical 5% return	1,000.00	1,018.05	+	7.22	1,000.00	1,018.00	+	7.27	1,000.00	1,018.25	+	7.02	1,000.00	1,017.14	+	8.13	1,000.00	1,017.24	+	8.03

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	1.17%	1.92%	1.92%	0.77%	1.27%	0.92%	1.42%
Large Cap Value	1.18	1.93	1.93	0.78	1.28	0.94	1.43
Mid Cap Value	1.13	1.88	1.88	0.73	1.23	0.88	1.38
Small Cap Value	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Small/Mid Cap Value	1.33	N/A	2.08	0.93	N/A	1.08	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund (except for the Small/Mid Cap Value Fund, which commenced operations in 2014), including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	expense trends over time for each Fund (except for the Small/Mid Cap Value Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Small Cap Value Fund) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund (except the Small/Mid Cap Value Fund) and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Service Shares of the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (with the exception of the Small/Mid Cap Value Fund, which commenced operations in 2014) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s (except for the Small/Mid Cap Value Fund) investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the performance of the Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Growth and Income Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-year period, in the third quartile for the three- and ten-year periods, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five, and ten-year periods ended March 31, 2014. The Trustees noted changes to the Growth and Income Fund’s investment strategy in August 2013 that were designed to provide exposure to alternative equity investments. They observed that the Large Cap Value Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2014. They noted that the Mid Cap Value Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2014. They observed that the Small Cap Value Fund’s Class A Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2014. The Trustees noted that the Small/Mid Cap Value Fund had launched on January 31, 2014 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (except for the Small/Mid Cap Value Fund, which commenced operations in 2014). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Small Cap Value Fund) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Growth and Income Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (except for the Small/Mid Cap Value Fund, which commenced operations in 2014). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund (except for the Small/Mid Cap Value Fund) were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
First $1 billion	0.70%	0.75%	0.75%	1.00%	0.85%
Next $1 billion	0.63	0.68	0.75	1.00	0.85
Next $3 billion	0.60	0.65	0.68	0.90	0.77
Next $3 billion	0.59	0.64	0.65	0.86	0.73
Over $8 billion	0.58	0.63	0.64	0.84	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Small Cap Value Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Value, Mid Cap Value, and Small Cap Value Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Small/Mid Cap Value Fund

The Small/Mid Cap Value Fund commenced investment operations on January 31, 2014, and the Trustees had considered, at a meeting held on December 18-19, 2013, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser and (ii) the initial approval of the Management Agreement on behalf of the Fund. At that meeting, the Trustees considered, in addition to many of the above factors, the Investment Adviser’s (and its affiliates’) ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser had experience managing other funds and accounts that invested primarily in small and mid cap equity securities. The Trustees also considered composite performance information for funds and accounts employing similar strategies managed by the Investment Adviser. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund.

The Trustees considered the management fee to be paid by the Fund, and the Fund’s anticipated total expenses, along with the Fund’s anticipated assets under management. They also considered a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds and the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level. They recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s undertaking to provide such information after the Fund commenced operations. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Fund’s transfer agent and distributor, along with other fall-out benefits that would potentially be received by the Investment Adviser and its affiliates.

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Fund.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014) He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), GSVIT consisted of 14 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of August 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Value Funds - Tax Information (Unaudited)

For the year ended August 31, 2014, 100%, 100%, 28.71% and 37.94%, respectively, of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value and Small Cap Value Funds designate $1,222,079,610 and $376,230,647, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2014.

For the year ended August 31, 2014, the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively, designate 100%, 100%, 31.42% and 36.02%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2014, the Mid Cap Value and Small Cap Value Funds, respectively, designate $275,838,187, and $89,719,804 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category. Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 142261.MF.MED.TMPL/10/2014 EQVALAR-14/293k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,269,524	$3,372,161	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$939,217	$816,858	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2014 and August 31, 2013 were approximately $939,217 and $819,198 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2015